Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

$[554,874,000]

(APPROXIMATE)

(SELLER & MASTER SERVICER)

Preliminary Term Sheet

Home Equity Mortgage Loan Asset-Backed Trust,

Series INABS 2005-D

IndyMac ABS, Inc.

(DEPOSITOR)

November 30, 2005

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (212) 713-1055.

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by UBS Securities LLC. The issuer of the securities did not participate in the preparation of these Computational Materials.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific performance characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. There can be no assurance as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

IndyMac Bank

Home Equity Mortgage Loan Asset-Backed Trust,

Series INABS 2005-D

$[554,874,000] (APPROXIMATE)

Structure Overview

Class(1)(2)	Initial Certificate Principal Balance ($)(3)	Certificate Type	Expected WAL (yr)(4)(5) Call / Maturity	Expected Principal Window(4)(5) Call / Maturity	Legal Final Maturity Date	Initial Credit Enhance- ment(8)	Expected Ratings (S / M / F)

A-I-1(6)	317,676,000	FLT / SR / PT.	2.18 / 2.37	1-73 / 1-171	03 / 2036	21.20%	AAA / Aaa / AAA
A-I-2(6)	35,297,000	FLT / SR / MEZ.	2.18 / 2.37	1-73 / 1-171	03 / 2036	21.20%	AAA / Aaa / AAA
A-II-1(6)	163,500,000	FLT / SR / SEQ	1.00 / 1.00	1-21 / 1-21	03 / 2036	21.20%	AAA / Aaa / AAA
A-II-2(6)	80,000,000	FLT / SR / SEQ	2.00 / 2.00	21-28 / 21-28	03 / 2036	21.20%	AAA / Aaa / AAA
A-II-3(6)	86,500,000	FLT / SR / SEQ	3.50 / 3.50	28-73 / 28-73	03 / 2036	21.20%	AAA / Aaa / AAA
A-II-4(6)	26,227,000	FLT / SR / SEQ	6.09 / 8.48	73-73 / 73-168	03 / 2036	21.20%	AAA / Aaa / AAA
M-1(6,7)	34,200,000	FLT / MEZ	4.62 / 5.08	45-73 / 43-142	03 / 2036	17.40%	AA+ / Aa1 / AA+
M-2(6,7)	30,600,000	FLT / MEZ	4.49 / 4.93	43-73 / 43-135	03 / 2036	14.00%	AA+ / Aa2 / AA+
M-3(6,7)	19,800,000	FLT / MEZ	4.41 / 4.84	41-73 / 41-128	03 / 2036	11.80%	AA / Aa3 / AA
M-4(6,7)	15,300,000	FLT / MEZ	4.37 / 4.78	40-73 / 40-122	03 / 2036	10.10%	AA / A1 / AA-
M-5(6,7)	15,300,000	FLT / MEZ	4.35 / 4.73	39-73 / 39-117	03 / 2036	8.40%	AA- / A2 / A+
M-6(6,7)	13,050,000	FLT / MEZ	4.32 / 4.67	39-73 / 39-111	03 / 2036	6.95%	A+ / A3 / A
M-7(6,7)	13,950,000	FLT / MEZ	4.30 / 4.62	38-73 / 38-105	03 / 2036	5.40%	A- / Baa1 / A-
M-8(6,7)	11,250,000	FLT / MEZ	4.29 / 4.54	38-73 / 38-97	03 / 2036	4.15%	BBB+ / Baa2 / BBB+
M-9(6,7)	9,900,000	FLT / MEZ	4.28 / 4.44	37-73 / 37-89	03 / 2036	3.05%	BBB / Baa3 / BBB

(1)

The Class A-I Certificates will be backed by a pool of adjustable-rate and fixed-rate, first lien residential, closed-end, sub-prime mortgage loans with principal balances at origination that conform to Fannie Mae loan limits. The Class A-II Certificates will be backed by a pool of adjustable-rate and fixed-rate, first lien residential, closed-end, sub-prime mortgage loans with principal balances at origination that may or may not conform to Fannie Mae loan limits. The Class M Certificates will be backed by all of the mortgage loans.

(2)	The Offered Certificates will be subject to the Net WAC Rate Cap as described herein.
(3)	Subject to a variance of +/- 5%.
(4)	To 10% Optional Termination at the Pricing Speed.
(5)	To maturity at the Pricing Speed.
(6)

Beginning with the first Distribution Date after the Optional Termination Date, the certificate margin for each of the Class A Certificates will increase to two times (2x) each such Certificate’s initial certificate margin and the certificate margin for each of the Class M Certificates will increase to one-and-a-half times (1.5x) each such Certificate’s initial certificate margin.

(7)	The Class M Certificates will not receive principal distributions prior to the Stepdown Date.
(8)	Includes initial overcollateralization of 3.05%.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Pricing Speed
Fixed-Rate Mortgage Loans:	4% CPR growing to 23% CPR over 12 months and 23% CPR thereafter
Adjustable-Rate Mortgage Loans:

2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

Transaction Overview

Trust:	Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D.
Depositor:	IndyMac ABS, Inc.
Seller and Master Servicer:	IndyMac Bank, F.S.B.
Co-Lead Underwriters:	UBS Securities LLC and Greenwich Capital Markets, Inc.
Co-Managers:	Credit Suisse First Boston, LLC, Lehman Brothers, Inc. and Morgan Stanley & Co, Inc.
Trustee / Supplemental Interest Trust Administrator / Custodian:	Deutsche Bank National Trust Company.
Swap Provider:	UBS AG
Interest Rate Cap Provider:	UBS AG
Class A Certificates:	The Class A-I Certificates and Class A-II Certificates.
Class A-I Certificates:	The Class A-I-1 Certificates and Class A-I-2 Certificates.
Class A-II Certificates:	The Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 Certificates and Class A-II-4 Certificates.
Class M Certificates:

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates.

Offered Certificates:	The Class A-I-2 Certificates, Class A-II Certificates and Class M Certificates.
Non-offered Certificates	The Class A-I-1 Certificates.
Retained Certificates:	The Class C Certificates, Class P Certificates and Class R Certificates.
Expected Pricing Date:	The week of November 28, 2005.
Expected Closing Date:	December 23, 2005.
Legal Final Maturity Date:	March 2036. This date represents the Distribution Date occurring in the first month following the maturity date of the latest maturing Mortgage Loan for the Offered Certificates.
Cut-off Date:	December 1, 2005.
Record Date:	The close of business on the business day immediately preceding the related Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day), commencing in January 2006.
Determination Date:

The Determination Date with respect to any Distribution Date is on the 15th day of the month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Transaction Overview (Continued)

Due Period:

The Due Period with respect to any Distribution Date will commence on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:

The Prepayment Period with respect to any Distribution Date will be the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, from December 1, 2005) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

Interest Accrual Period:

Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on the basis of a 360-day year and the actual number of days elapsed. Each class of Certificates will initially settle flat (no accrued interest).

Mortgage Loans:

On the Closing Date a pool of adjustable-rate and fixed-rate, first lien, residential, closed-end, sub-prime mortgage loans (the “Mortgage Loans”) will be delivered to the trust. The Mortgage Loans will be separated into two groups. The “Group I Mortgage Loans” will have had principal balances at origination that conformed to Fannie Mae loan limits. The “Group II Mortgage Loans” will have had principal balances at origination that may or may not have conformed Fannie Mae loan limits.

The information set forth herein, unless otherwise stated, is calculated as of the Cut-off Date with respect to a preliminary pool of Mortgage Loans expected to be part of those delivered to the trust on the Closing Date (the “Statistical Pool”). The Statistical Pool consists of 3,376 Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $661,532,812. The Group I Mortgage Loans included in the Statistical Pool consist of approximately 1,839 Mortgage Loans totaling $329,249,062. The Group II Mortgage Loans included in the Statistical Pool consist of approximately 1,537 Mortgage Loans totaling $332,283,750.

The aggregate principal balance of the Mortgage Loans included in the trust on the Closing Date is expected to be approximately $790,000,000. The aggregate principal balance of the Group I Mortgage Loans as of the Closing Date will equal $383,187,193. The aggregate principal balance of the Group II Mortgage Loans as of the Closing Date will equal $396,812,007. It is expected that the aggregate scheduled principal balance of the Mortgage Loans delivered to each loan group of the trust on the Closing Date will not vary from the foregoing balances by more than plus or minus 5%.

The principal balances of the Mortgage Loans as of the Cut-off Date represent scheduled balances as of December 1, 2005.

Pre-Funding Accounts:

On the Closing Date, the Depositor will be required to deliver to the Trustee approximately $54,747,695, which will be held by the Trustee in a pre-funding account relating to the Group I Mortgage Loans (the “Group I Pre-Funding Account”); and approximately $55,252,305, which will be held by the Trustee in another pre-funding account relating to the Group II Mortgage Loans (the “Group II Pre-Funding Account,” and together with the Group I Pre-Funding Account, the “Pre-Funding Accounts”).

The amount on deposit in the Pre-Funding Accounts will be used to purchase Mortgage Loans (the “Subsequent Mortgage Loans”) during the 30-day period following the Closing Date (the “Funding Period”). Any amounts remaining in the Pre-Funding Accounts upon termination of the Funding Period will be distributed on the next Distribution Date to the holders of the related Class A Certificates in the manner set forth herein.

Interest Coverage Account:

On the Closing Date, the Depositor may pay to the Trustee for deposit in an interest coverage account relating to each loan group, an amount to be applied by the Trustee to cover a portion of certain shortfalls in the amount of interest generated by the assets of the Trust attributable to the pre-funding feature during the Funding Period and to the inclusion of recently-originated Mortgage Loans for which the first scheduled payment occurs after the first due period.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Transaction Overview (Continued)

Administrative Fees:

The Servicing Fee is calculated at the Servicing Fee Rate of 0.5000% per annum and the Trustee Fee is calculated at the Trustee Fee Rate of 0.0035% per annum. The Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Servicing Advances:

The Master Servicer will be required to advance delinquent payments of principal and interest on the Mortgage Loans only to the extent such amounts are deemed recoverable. The Master Servicer will be entitled to reimbursement for these advances, and therefore these advances are not a form of credit enhancement.

Optional Termination:

The Master Servicer (or if the Master Servicer fails to exercise its option, the NIMs Insurer, if any) will be permitted to purchase all of the Mortgage Loans and REO properties and retire the Certificates on or after the Optional Termination Date.

Optional Termination Date:

The first Distribution Date on which the aggregate principal balance of the Mortgage Loans, after giving effect to distributions to be made on that Distribution Date, is less than 10% of the sum of (i) the aggregate Cut-Off Date principal balance of the Mortgage Loans delivered on the Closing Date and (ii) the aggregate principal balance of the Subsequent Mortgage Loans as of their respective subsequent cut-off dates.

Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.
Taxation:	The Trust will be established as one or more REMICs for federal income tax purposes.
Form of Registration:

It is expected that delivery of the certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, which may include delivery through Clearstream, société anonyme or Euroclear System, on or about December 23, 2005 against payment therefore in immediately available funds.

ERISA Considerations:

The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications prior to termination of the Supplemental Interest Trust.

If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, you should consult with counsel as to whether you can buy or hold an Offered Certificate.

SMMEA Eligibility:

Once the balances in the Pre-Funding Accounts have been reduced to zero, the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates will constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”) for so long as they are rated not lower than the second highest rating category by one or more nationally recognized statistical rating organizations and, as such, will be legal investments for certain entities to the extent provided in SMMEA and applicable state laws.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Credit Enhancement

Credit Enhancement:	1)	Excess Spread;
	2)	Net Swap Payments (if any) received from the Swap Provider;
	3)	Overcollateralization Amount (the “OC”); and
	4)	Subordination.

Excess Spread:

The weighted average of the net mortgage rates of the Mortgage Loans may be greater than the weighted average of the Pass-Through Rates of the Class A Certificates and Class M Certificates, resulting in excess cash flow.

The monthly Excess Spread table is available at the end of this preliminary term sheet.

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date will be the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced and principal prepayments received during the related Prepayment Period) plus any amounts on deposit in the Pre-Funding Accounts over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates, Class M Certificates and Class P Certificates, after taking into account the distribution of principal on such Distribution Date.

Overcollateralization Target Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to 3.05% of the aggregate principal balance, as of the Cut-off Date, of the Mortgage Loans delivered to the Trust on the Closing Date plus amounts on deposit in the Pre-Funding Accounts on the Closing Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.10% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period; to the extent received or advanced; and principal prepayments received during the related Prepayment Period) and (y) approximately $4,500,000 or (iii) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Amount on the Closing Date will equal the Overcollateralization Target Amount.

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Increase Amount:

For any Distribution Date, the lesser of (i) the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Distribution Date (calculated for this purpose only assuming 100% of the principal remittance amount on such Distribution Date has been distributed) and (ii) the Net Monthly Excess Cashflow for such Distribution Date.

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payment (other than certain Swap Termination Payments resulting from an event of default or certain termination events with respect to the Swap Provider), if any, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Credit Enhancement (Continued)

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC), calculated after taking into account distributions of principal to the holders of certificates then entitled to distributions of principal on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and principal prepayments received during the related Prepayment Period) and any amounts on deposit in the Pre-Funding Accounts.

	CREDIT ENHANCEMENT PERCENTAGE
	Certificate Class	Closing Date	After Stepdown Date
	A	21.20%	42.40%
	M-1	17.40%	34.80%
	M-2	14.00%	28.00%
	M-3	11.80%	23.60%
	M-4	10.10%	20.20%
	M-5	8.40%	16.80%
	M-6	6.95%	13.90%
	M-7	5.40%	10.80%
	M-8	4.15%	8.30%
	M-9	3.05%	6.10%
Stepdown Date:

The earlier to occur of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in January 2009 and (B) the date that the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose without taking into account distributions of principal to the holders of the certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 42.40%.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Credit Enhancement (Continued)
Trigger Event:

With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)      the percentage obtained by dividing (x) the aggregate principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, equals or exceeds [37.70]% of the prior period's Senior Enhancement Percentage.

"Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and Class P Certificates and (ii) the OC (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the sum of the aggregate Stated Principal Balance of the Mortgage Loans for that Distribution Date and any amounts on deposit in the Pre-Funding Accounts; or

(b)      the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received through the last day of the related Due Period) divided by the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (ii) the amount deposited in the Pre-Funding Accounts on the Closing Date, exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	January 2008 through December 2008	[1.25]% for the first month, plus an additional 1/12th of [1.45]% for each month thereafter
	January 2009 through December 2009	[2.70]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter
	January 2010 through December 2010	[4.20]% for the first month, plus an additional 1/12th of [1.30]% for each month thereafter
	January 2011 through December 2011	[5.50]% for the first month, plus an additional 1/12th of [0.65]% for each month thereafter
	January 2012 through December 2012	[6.15]% for the first month, plus an additional 1/12th of [0.10]% for each month thereafter
	January 2013 and thereafter	[6.25]%
Group I Sequential Trigger Event:

A “Group I Sequential Trigger Event” is in effect on any Distribution Date if, (i) before the 25th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and any amounts on deposit in the Pre-Funding Accounts exceeds [1.25]%; or (ii) on or after the 25th Distribution Date, a Trigger Event is in effect.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Interest

Pass-Through Rate:

The Pass-Through Rate on any Distribution Date with respect to each class of Certificates will equal the lesser of (a) the related Formula Rate for such distribution date and (b) the related Net WAC Rate Cap for such Distribution Date.

Formula Rate:

The Formula Rate for each class of Certificates will equal the lesser of (a) 1-Month LIBOR as of the related LIBOR Determination Date plus the applicable certificate margin and (b) the Maximum Cap Rate.

Interest Distribution Amount:

The Interest Distribution Amount for each of the Class A Certificates and Class M Certificates on any Distribution Date will be equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to such Distribution Date at the then applicable Pass-Through Rate for such class and reduced (to not less than zero), in the case of each such class, by the allocable share, if any, for such class, of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemember’s Civil Relief Act, as amended, in each case to the extent such shortfalls are not allocated to interest accrued on the Class C Certificates.

Senior Interest Distribution Amount:

The Senior Interest Distribution Amount on any Distribution Date will be equal to the sum of the Interest Distribution Amount for such Distribution Date with respect to the Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date with respect to the Class A Certificates.

Interest Carry Forward Amount:

For each of the Class A Certificates and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (A) the Interest Distribution Amount for such class with respect to the prior Distribution Date, plus any undistributed Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess accrued at the Pass-Through Rate for such class.

Expense Adjusted Net Mortgage Rate:

The per annum rate equal to the weighted average of the mortgage rates of each Mortgage Loan as of the first day of the related Due Period minus the sum of (a) the Trustee Fee Rate and (b) the Servicing Fee Rate.

Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the weighted average of the maximum mortgage rates (or the mortgage rate for such Mortgage Loan, in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the sum of (a) the Trustee Fee Rate and (b) the Servicing Fee Rate.

Interest Rate Cap Contract:

Because the majority of the adjustable-rate Mortgage Loans will accrue interest based on 6-month LIBOR, with most having delayed first adjustments, and because the Pass-Through Rates on the Certificates will be calculated based on 1-month LIBOR, the application of the Net WAC Rate Cap could result in shortfalls of interest otherwise distributable to such Certificates in certain periods. Because the adjustable-rate Mortgage Loans are constrained by interim caps, such shortfalls may also occur if either 6-month or 1-month LIBOR rise rapidly.

To mitigate the risk of such Net WAC Rate Carryover, the Certificates will have the benefit of an Interest Rate Cap Contract (the ”Cap Contract”). The notional schedule and strike rates for the Interest Rate Cap Contract are available at the end of this preliminary term sheet.

Compensating Interest:	The lesser of (i) prepayment interest shortfalls or (ii) the product of (a) 0.125% multiplied by (b) one-twelfth multiplied by (c) the pool balance as of the first day of the prior month.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Interest (continued)

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $856,155,000. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 4.8190% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule.

Generally, the Net Swap Payment will be deposited into a trust, (“Supplemental Interest Trust”) pursuant to the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than certain Swap Termination Payments resulting from an event of default or certain termination events with respect to the Swap Provider, which Swap Termination Payments will be subordinated to all distributions to certificateholders).

On each Distribution Date, amounts in deposit in the Supplemental Interest Trust will be distributed as follows:

(i)           from the Supplemental Interest Trust, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially;

(ii)          from the Supplemental Interest Trust, to pay any principal on the Class A Certificates and the Class M Certificates in accordance with the principal payment provisions described herein in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(iii)         from the Supplemental Interest Trust, to pay any Realized Losses remaining on the Class M Certificates, sequentially; and

(iv)         from the Supplemental Interest Trust, to pay the Net WAC Rate Carryover Amount on the Class A Certificates and Class M Certificates remaining unpaid in the same order of priority as described above.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Interest (Continued)
Net WAC Rate Carryover Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest a class of certificates would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from payments under the Interest Rate Cap Contract, from certain amounts received by the Supplemental Interest Trust Administrator from the Swap Agreement and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Net WAC Rate Cap:

Class A Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to a fraction, expressed as a percentage, (A) the numerator of which is equal to the sum of (i) the amount of interest which accrued on the Mortgage Loans in the related loan group in the prior calendar month (after giving effect to principal prepayments) and (ii) any amount withdrawn from the related interest coverage account, if any, for such Distribution Date minus (i) the sum of the Trustee Fee Rate and the Servicing Fee Rate payable with respect to the related Mortgage Loans for such Distribution Date and (ii) the Group I Allocation Percentage or Group II Allocation Percentage of any Net Swap Payment or Swap Termination Payment (only if such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider) made to the Swap Provider and (B) the denominator of which is equal to the sum of (i) the aggregate principal balance of the Mortgage Loans in the related loan group as of the last day of the immediately preceding Due Period, after giving effect to principal prepayments received during the related Prepayment Period and (ii) the amount on deposit in the related Pre-Funding Account.

Class M Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current Certificate Principal Balance of the related Class A Certificates) of (i) the Net WAC Rate Cap for the Class A-I Certificates and (ii) the Net WAC Rate Cap for the Class A-II Certificates.

Group I Allocation Percentage: The aggregate principal balance of the Group I Mortgage Loans plus any amounts on deposit in the related Pre-Funding Account divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II Mortgage Loans plus any amounts on deposit in the Pre-Funding Accounts.

Group II Allocation Percentage: The aggregate principal balance of the Group II Mortgage Loans plus any amounts on deposit in the related Pre-Funding Account divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II Mortgage Loans plus any amounts on deposit in the Pre-Funding Accounts.

Maximum Cap Rate:

Class A Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (i) the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans in the related loan group and (y) the Net Swap Payment made by the Swap Provider, if any, multiplied by the Group I Allocation Percentage or Group II Allocation Percentage, as applicable, divided by (ii) the aggregate Stated Principal Balance of the Mortgage Loans.

Class M Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of (i) the Maximum Cap Rate for the Class A-I Certificates and (ii) the Maximum Cap Rate for the Class A-II Certificates.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Interest (Continued)

Interest Payment Priority:

On each Distribution Date, interest collected or advanced on the Mortgage Loans will be distributed in the following order of priority:

(i)       from Available Funds, to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than certain Swap Termination Payments resulting from an event of default or certain termination events with respect to the Swap Provider);

(ii)       from interest related to the Group I Mortgage Loans, to the holders of the Class A-I certificates, pro rata, the Senior Interest Distribution Amount related to such Certificates and from interest related to the Group II Mortgage Loans, to the holders of the Class A-II Certificates, pro rata, the Senior Interest Distribution Amount related to such Certificates. Any interest related to a loan group remaining after the payment of the above will be available to pay any Senior Interest Distribution Amount to the unrelated group;

(iii)      from the aggregate interest remaining, to the holders of the Class M-1 Certificates the Interest Distribution Amount for such class;

(iv)      from the aggregate interest remaining, to the holders of the Class M-2 Certificates the Interest Distribution Amount for such class;

(v)      from the aggregate interest remaining, to the holders of the Class M-3 Certificates the Interest Distribution Amount for such class;

(vi)      from the aggregate interest remaining, to the holders of the Class M-4 Certificates the Interest Distribution Amount for such class;

(vi)      from the aggregate interest remaining, to the holders of the Class M-5 Certificates the Interest Distribution Amount for such class;

(vii)     from the aggregate interest remaining, to the holders of the Class M-6 Certificates the Interest Distribution Amount for such class;

(viii)    from the aggregate interest remaining, to the holders of the Class M-7 Certificates the Interest Distribution Amount for such class;

(ix)      from the aggregate interest remaining, to the holders of the Class M-8 Certificates the Interest Distribution Amount for such class; and

(x)      from the aggregate interest remaining, to the holders of the Class M-9 Certificates the Interest Distribution Amount for such class.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal

Class A-I Principal Distribution Amount:

The Class A-I Principal Distribution Amount is an amount equal to the excess of (x) the Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.60% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the related pre-funding account, and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the related pre-funding account, minus approximately $2,239,678.

Class A-II Principal Distribution Amount:

The Class A-II Principal Distribution Amount is an amount equal to the excess of (x) the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 57.60% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the related pre-funding account, and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the related pre-funding account, minus approximately $2,260,322.

Class M-1 Principal Distribution Amount:

The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 65.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Class M-2 Principal Distribution Amount:

The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal (Continued)

Class M-3 Principal Distribution Amount:

The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Class M-4 Principal Distribution Amount:

The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Class M-5 Principal Distribution Amount:

The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (I) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Class M-6 Principal Distribution Amount:

The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (I) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Payment of Principal (Continued)
Class M-7 Principal Distribution Amount:

The Class M-7 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (I) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Class M-8 Principal Distribution Amount:

The Class M-8 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (I) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Class M-9 Principal Distribution Amount:

The Class M-9 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (I) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates (after taking into account the payment of principal to the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled principal received or advanced and prepayments in the related prepayment period) plus amounts on deposit in the pre-funding accounts, minus approximately $4,500,000.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal (Continued)
Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, amounts collected in respect of principal on the Mortgage Loans will be distributed as follows:

(i)       from Available Funds, to pay any remaining unpaid Net Swap Payment or the Swap Termination Payment to the Swap Provider (other than certain Swap Termination Payments resulting from an event of default or certain termination events with respect to the Swap Provider);

(ii)       principal related to the Group I Mortgage Loans will be distributed first, to the holders of the Class A-I-1 and Class A-I-2 Certificates, concurrently on a pro rata basis, until the respective Certificate Principal Balances thereof have been reduced to zero, provided, however, if a Group I Sequential Trigger Event is in effect such principal will be distributed sequentially to the holders of the Class A-I-1 and Class A-I-2 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero and second, any such principal remaining will be distributed, after taking into account the amount distributed pursuant to clause (iii) below, sequentially to the holders of the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

(iii)      principal related to the Group II Mortgage Loans, will be distributed first, sequentially, to the holders of the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates, in that order, until the Certificate Principal Balance have been reduced to zero and second, any such principal remaining will be distributed, after taking into account the amount distributed pursuant to clause (ii) above, to the holders of the Class A-I-1 and Class A-I-2 Certificates, concurrently, on a pro rata basis, until the respective Certificate Principal Balances thereof have been reduced to zero, provided, however, if a Group I Sequential Trigger Event is in effect such principal will be distributed sequentially to the holders of the Class A-I-1 and Class A-I-2 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero.

(iv)      to the holders of the Class M-1 Certificates, any principal remaining after the distribution of (i), (ii) and (iii) above until the Certificate Principal Balance thereof has been reduced to zero;

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

(v)      to the holders of the Class M-2 Certificates, any principal remaining after the distribution of (i), (ii), (iii) and (iv) above until the Certificate Principal Balance thereof has been reduced to zero;

(vi)      to the holders of the Class M-3 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv)and (v) above until the Certificate Principal Balance thereof has been reduced to zero;

(vii)     to the holders of the Class M-4 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v) and (vi) above until the Certificate Principal Balance thereof has been reduced to zero;

(viii)    to the holders of the Class M-5 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v), (vi) and (vii) above until the Certificate Principal Balance thereof has been reduced to zero;

(ix)      to the holders of the Class M-6 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above until the Certificate Principal Balance thereof has been reduced to zero;

(x)      to the holders of the Class M-7 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above until the Certificate Principal Balance thereof has been reduced to zero;

(xi)      to the holders of the Class M-8 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) above until the Certificate Principal Balance thereof has been reduced to zero; and

(xii)     to the holders of the Class M-9 Certificates, any principal remaining after the distribution of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x) and (xi) above until the Certificate Principal Balance thereof has been reduced to zero.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal (Continued)
Principal Payment Priority:

On each Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, amounts collected or advanced in respect of principal will be distributed as follows:

(i)       from Available Funds, to pay any remaining unpaid Net Swap Payment or the Swap Termination Payment to the Swap Provider (other than certain Swap termination payments resulting from an event of default or certain termination events with respect to the Swap provider);

(ii) (a) principal related to the Group I Mortgage Loans will be distributed to the holders of the Class A-I-1 and Class A-I-2 Certificates, concurrently, up to the Group I Senior Principal Distribution Amount, on a pro rata basis, until the respective Certificate Principal Balances thereof have been reduced to zero, provided, however, if a Group I Sequential Trigger Event is in effect such principal up to the Group I Senior Principal Distribution Amount will be distributed sequentially to the holders of the Class A-I-1 and Class A-I-2 Certificates, in that order until the Certificate Principal Balance thereof has been reduced to zero;

Any principal related to the Group I Mortgage Loans remaining undistributed will be distributed sequentially to the holders of each class of Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 and Class A-II-4 Certificates, in that order, up to an amount equal to the Class A-II Principal Distribution Amount remaining undistributed after taking into account the distribution of principal related to the Group II Mortgage Loans as described in (ii)(b) below, until the Certificate Principal Balances thereof has been reduced to zero.

(b) principal related to the Group II Mortgage Loans will be distributed first, sequentially to the holders of the Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 and Class A-II-4 Certificates, in that order, up to the class A-II Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

Any principal related to the Group II Mortgage Loans remaining undistributed will be distributed to the holders of the Class A-I-1 and Class A-I-2 Certificates, concurrently, up to the Group I Senior Principal Distribution Amount remaining undistributed after taking into account the distribution in (ii)(a) above, on a pro rata basis, until the respective Certificate Principal Balances thereof have been reduced to zero, provided, however, if a Group I Sequential Trigger Event is in effect such principal will be distributed sequentially to the holders of the Class A-I-1 and Class A-I-2 Certificates, in that order until the Certificate Principal Balances thereof have been reduced to zero,

(iii)      to the holders of the Class M-1 Certificates, any principal remaining after distribution of (i) and (ii) above, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)      to the holders of the Class M-2 Certificates, any principal remaining after distribution of (i), (ii) and (iii) above, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(v)      to the holders of the Class M-3 Certificates, any principal remaining after distribution of (i), (ii), (iii) and (iv) above, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)      to the holders of the Class M-4 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv) and (v) above, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal (Continued)
Principal Payment Priority:

(vii)     to the holders of the Class M-5 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv), (v) and (vi) above, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)     to the holders of the Class M-6 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv), (v), (vi) and (vii) above, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)      to the holders of the Class M-7 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(x)       to the holders of the Class M-8 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above, up to the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

(xi)       to the holders of the Class M-9 Certificates, any principal remaining after distribution of (i), (ii), (iii), (iv), (v), (vi), (vii) (viii), (ix) and (x) above, up to the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Losses

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by the Overcollateralization Amount. If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A Certificates and Class M Certificates after giving effect to Principal Distributions on such date exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, plus any amounts remaining in the Pre-Funding Accounts, such excess (the “Realized Loss Amount”) will be allocated in the following order: Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates.

Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those Certificates from Net Monthly Excess Cashflow, sequentially, as described below.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal
Monthly Excess Cashflow Distributions:

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be distributed as follows:

(i)       to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount to be distributed as part of the principal distributions described above and allocated pro rata between the loan groups based on the amount of principal received from each loan group;

(ii)       to the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(iii)      to the holders of the Class M-1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(iv)      to the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(v)      to the holders of the Class M-2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(vi)      to the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(vii)     to the holders of the Class M-3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(viii)    to the holders of the Class M-4 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(ix)      to the holders of the Class M-4 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(x)      to the holders of the Class M-5 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xi)      to the holders of the Class M-5 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xii)     to the holders of the Class M-6 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xiii)    to the holders of the Class M-6 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Payment of Principal (Continued)
Monthly Excess Cashflow Distributions (cont’d):

(xiv)    to the holders of the Class M-7 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xv)     to the holders of the Class M-7 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xvi)    to the holders of the Class M-8 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xvii)   to the holders of the Class M-8 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xviii)  to the holders of the Class M-9 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xix)    to the holders of the Class M-9 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xx)     to make payments to the Net WAC Rate Carryover Reserve Account, to the extent required to distribute to the holders of the Certificates any Net WAC Rate Carryover Amounts for such classes after taking into account any amounts received under the Cap Contract;

(xxi)    to the Swap Provider, any Swap Termination Payments resulting from an event of default or certain termination events with the respect to the Swap Provider and not previously paid, and

(xxii)   to the holders of the Class C Certificates, Class R Certificates and Class P Certificates as provided in the Pooling and Servicing Agreement.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Sensitivity Analysis
TO OPTIONAL TERMINATION

Class	PPA:	50%	75%	100%	125%	150%
A-I-2	Avg Life (yrs)	4.33	2.97	2.18	1.60	1.32
	First Principal Payment Period	1	1	1	1	1
	Last Principal Payment Period	150	100	73	57	31
A-II-1	Avg Life (yrs)	1.58	1.21	1.00	0.86	0.77
	First Principal Payment Period	1	1	1	1	1
	Last Principal Payment Period	34	24	21	17	15
A-II-2	Avg Life (yrs)	3.66	2.50	2.00	1.73	1.50
	First Principal Payment Period	34	24	21	17	15
	Last Principal Payment Period	58	39	28	24	21
A-II-3	Avg Life (yrs)	7.79	5.20	3.50	2.32	2.00
	First Principal Payment Period	58	39	28	24	21
	Last Principal Payment Period	149	100	73	34	27
A-II-4	Avg Life (yrs)	12.51	8.34	6.09	3.80	2.43
	First Principal Payment Period	149	100	73	34	27
	Last Principal Payment Period	150	100	73	57	31
M-1	Avg Life (yrs)	8.29	5.57	4.62	4.76	3.69
	First Principal Payment Period	49	38	45	57	31
	Last Principal Payment Period	150	100	73	57	45
M-2	Avg Life (yrs)	8.29	5.56	4.49	4.46	3.76
	First Principal Payment Period	49	38	43	49	45
	Last Principal Payment Period	150	100	73	57	45
M-3	Avg Life (yrs)	8.29	5.56	4.41	4.15	3.66
	First Principal Payment Period	49	38	41	46	42
	Last Principal Payment Period	150	100	73	57	45
M-4	Avg Life (yrs)	8.29	5.56	4.37	4.00	3.46
	First Principal Payment Period	49	37	40	44	39
	Last Principal Payment Period	150	100	73	57	45
M-5	Avg Life (yrs)	8.29	5.55	4.35	3.90	3.34
	First Principal Payment Period	49	37	39	42	37
	Last Principal Payment Period	150	100	73	57	45
M-6	Avg Life (yrs)	8.29	5.55	4.32	3.83	3.24
	First Principal Payment Period	49	37	39	41	36
	Last Principal Payment Period	150	100	73	57	45
M-7	Avg Life (yrs)	8.29	5.55	4.30	3.77	3.17
	First Principal Payment Period	49	37	38	40	35
	Last Principal Payment Period	150	100	73	57	45
M-8	Avg Life (yrs)	8.29	5.55	4.29	3.71	3.11
	First Principal Payment Period	49	37	38	39	34
	Last Principal Payment Period	150	100	73	57	45
M-9	Avg Life (yrs)	8.29	5.55	4.28	3.68	3.07
	First Principal Payment Period	49	37	37	38	33
	Last Principal Payment Period	150	100	73	57	45

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Sensitivity Analysis
TO MATURITY

Class	PPA:	50%	75%	100%	125%	150%
A-I-2	Avg Life (yrs)	4.66	3.21	2.37	1.71	1.32
	First Principal Payment Period	1	1	1	1	1
	Last Principal Payment Period	305	228	171	134	31
A-II-1	Avg Life (yrs)	1.58	1.21	1.00	0.86	0.77
	First Principal Payment Period	1	1	1	1	1
	Last Principal Payment Period	34	24	21	17	15
A-II-2	Avg Life (yrs)	3.66	2.50	2.00	1.73	1.50
	First Principal Payment Period	34	24	21	17	15
	Last Principal Payment Period	58	39	28	24	21
A-II-3	Avg Life (yrs)	7.79	5.20	3.50	2.32	2.00
	First Principal Payment Period	58	39	28	24	21
	Last Principal Payment Period	149	100	73	34	27
A-II-4	Avg Life (yrs)	16.83	11.53	8.48	5.29	2.43
	First Principal Payment Period	149	100	73	34	27
	Last Principal Payment Period	304	224	168	131	31
M-1	Avg Life (yrs)	9.13	6.19	5.08	5.58	5.92
	First Principal Payment Period	49	38	45	57	31
	Last Principal Payment Period	270	192	142	111	106
M-2	Avg Life (yrs)	9.11	6.16	4.93	4.80	4.39
	First Principal Payment Period	49	38	43	49	46
	Last Principal Payment Period	259	182	135	104	83
M-3	Avg Life (yrs)	9.08	6.13	4.84	4.47	3.92
	First Principal Payment Period	49	38	41	46	42
	Last Principal Payment Period	248	173	128	99	79
M-4	Avg Life (yrs)	9.05	6.10	4.78	4.31	3.71
	First Principal Payment Period	49	37	40	44	39
	Last Principal Payment Period	239	166	122	94	75
M-5	Avg Life (yrs)	9.01	6.07	4.73	4.19	3.57
	First Principal Payment Period	49	37	39	42	37
	Last Principal Payment Period	231	159	117	91	72
M-6	Avg Life (yrs)	8.96	6.03	4.67	4.09	3.45
	First Principal Payment Period	49	37	39	41	36
	Last Principal Payment Period	221	151	111	86	68
M-7	Avg Life (yrs)	8.88	5.97	4.62	4.00	3.35
	First Principal Payment Period	49	37	38	40	35
	Last Principal Payment Period	210	143	105	81	65
M-8	Avg Life (yrs)	8.77	5.89	4.54	3.90	3.26
	First Principal Payment Period	49	37	38	39	34
	Last Principal Payment Period	196	133	97	75	60
M-9	Avg Life (yrs)	8.60	5.77	4.44	3.79	3.16
	First Principal Payment Period	49	37	37	38	33
	Last Principal Payment Period	180	122	89	69	55

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Breakeven Analysis
STATIC

Class	M1	M2	M3	M4	M5
Rating (S / M / F)	AA+ / Aa1 / AA+	AA+ / Aa2 / AA+	AA / Aa3 / AA	AA / A1 / AA-	AA- / A2 / A+

Loss Severity	40.00%	40.00%	40.00%	40.00%	40.00%
LIBOR	Static	Static	Static	Static	Static
Default (CDR)	28.36	22.45	19.05	16.62	14.34
Collateral Loss (%)	20.80	17.83	15.89	14.38	12.86

Class	M6	M7	M8	M9
Rating (S / M / F)	A+ / A3 / A	A- / Baa1 / A-	BBB+ / Baa2 / BBB+	BBB / Baa3 / BBB

Loss Severity	40.00%	40.00%	40.00%	40.00%
LIBOR	Static	Static	Static	Static
Default (CDR)	12.46	10.45	8.93	7.94
Collateral Loss (%)	11.52	9.99	8.77	7.93

Breakeven Analysis
FORWARD

Class	M1	M2	M3	M4	M5
Rating (S / M / F)	AA+ / Aa1 / AA+	AA+ / Aa2 / AA+	AA / Aa3 / AA	AA / A1 / AA-	AA- / A2 / A+

Loss Severity	40.00%	40.00%	40.00%	40.00%	40.00%
LIBOR	Forward	Forward	Forward	Forward	Forward
Default (CDR)	28.30	22.34	18.92	16.47	14.18
Collateral Loss (%)	20.77	17.77	15.81	14.29	12.75

Class	M6	M7	M8	M9
Rating (S / M / F)	A+ / A3 / A	A- / Baa1 / A-	BBB+ / Baa2 / BBB+	BBB / Baa3 / BBB

Loss Severity	40.00%	40.00%	40.00%	40.00%
LIBOR	Forward	Forward	Forward	Forward
Default (CDR)	12.29	10.28	8.77	7.82
Collateral Loss (%)	11.40	9.86	8.64	7.83

Assumptions
Run at Pricing Speed to Maturity
All Trigger Events Failing
12 month lag to recovery
"Break" is CDR that creates the first dollar loss on the related bond
Defaults are in addition to prepayments
Servicer advances 100% until liquidation

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Interest Rate Cap Notional Schedule

Period	Notional Schedule ($)	Cap Strike
1	900,000,000	4.9500%
2	893,823,000	4.9500%
3	884,219,000	4.9500%
4	871,663,000	4.9500%
5	0	4.9500%

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Swap Notional Schedule

Period	Notional Schedule ($)	Swap Strike
1	0	N/A
2	0	N/A
3	0	N/A
4	0	N/A
5	856,155,000	4.8190%
6	837,712,000	4.8190%
7	816,391,000	4.8190%
8	792,266,000	4.8190%
9	765,453,000	4.8190%
10	736,105,000	4.8190%
11	704,616,000	4.8190%
12	671,977,000	4.8190%
13	640,360,000	4.8190%
14	610,215,000	4.8190%
15	581,501,000	4.8190%
16	554,151,000	4.8190%
17	528,099,000	4.8190%
18	503,284,000	4.8190%
19	479,640,000	4.8190%
20	457,009,000	4.8190%
21	434,322,000	4.8190%
22	409,205,000	4.8190%
23	372,996,000	4.8190%
24	337,302,000	4.8190%
25	305,240,000	4.8190%
26	277,037,000	4.8190%
27	253,371,000	4.8190%
28	237,802,000	4.8190%
29	224,711,000	4.8190%
30	212,461,000	4.8190%
31	200,911,000	4.8190%
32	190,014,000	4.8190%
33	179,731,000	4.8190%
34	170,026,000	4.8190%
35	160,866,000	4.8190%
36	152,222,000	4.8190%
37	144,066,000	4.8190%
38	136,366,000	4.8190%
39	129,095,000	4.8190%
40	122,229,000	4.8190%
41	115,744,000	4.8190%
42	109,619,000	4.8190%
43	103,836,000	4.8190%
44	98,372,000	4.8190%
45	93,210,000	4.8190%
46	88,330,000	4.8190%
47	83,719,000	4.8190%
48	79,360,000	4.8190%
49	0	N/A

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Effective Rate and Net WAC Rate Cap (%) for the Class A-I Certificates

Period	NWC (1)	Effective Rate (2)	Period	NWC (1)	Effective Rate (2)
1	5.68%	20.73%	38	8.56%	17.45%
2	6.88%	21.91%	39	9.26%	18.20%
3	7.62%	22.60%	40	8.56%	17.24%
4	6.88%	21.79%	41	8.78%	17.59%
5	6.71%	22.07%	42	8.56%	17.45%
6	6.64%	21.88%	43	8.77%	17.67%
7	6.72%	21.83%	44	8.55%	17.23%
8	6.64%	21.60%	45	8.54%	17.09%
9	6.65%	21.41%	46	8.76%	17.28%
10	6.74%	21.29%	47	8.53%	16.86%
11	6.66%	20.96%	48	8.76%	17.06%
12	6.75%	20.78%	49	8.61%	11.01%
13	6.66%	20.43%	50	8.61%	10.99%
14	6.67%	20.17%	51	9.52%	12.16%
15	6.98%	20.24%	52	8.59%	10.98%
16	6.67%	19.68%	53	8.87%	11.35%
17	6.78%	19.54%	54	8.58%	10.98%
18	6.68%	19.21%	55	8.86%	11.33%
19	6.80%	19.10%	56	8.57%	10.96%
20	6.72%	18.79%	57	8.57%	10.94%
21	6.77%	18.63%	58	8.85%	11.30%
22	7.12%	18.73%	59	8.58%	10.95%
23	7.50%	18.70%	60	8.87%	11.33%
24	8.41%	19.31%	61	8.57%	10.95%
25	8.41%	18.83%	62	8.57%	10.93%
26	8.42%	18.38%	63	9.48%	12.09%
27	8.82%	18.40%	64	8.55%	10.90%
28	8.42%	17.82%	65	8.83%	11.25%
29	8.62%	18.05%	66	8.53%	10.88%
30	8.42%	17.94%	67	8.81%	11.22%
31	8.62%	18.05%	68	8.52%	10.84%
32	8.42%	17.64%	69	8.51%	10.82%
33	8.43%	17.49%	70	8.79%	11.17%
34	8.68%	17.68%	71	8.49%	10.79%
35	8.52%	17.51%	72	8.77%	11.13%
36	8.77%	17.96%	73	8.48%	10.75%
37	8.56%	17.61%	74	N/A	10.74%

(1)	Assumes 1-month LIBOR, 6-month LIBOR and 1year CMT remain constant at 4.4137%, 4.6369% and 4.3473%, respectively, and the cashflows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1-month LIBOR, 6-month LIBOR, and 1year CMT increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Effective Rate and Net WAC Rate Cap (%) for the Class A-II Certificates

Period	NWC (1)	Effective Rate (2)	Period	NWC (1)	Effective Rate (2)
1	5.68%	20.73%	38	8.60%	17.64%
2	6.89%	21.91%	39	9.31%	18.41%
3	7.63%	22.60%	40	8.60%	17.41%
4	6.89%	21.80%	41	8.83%	17.67%
5	6.72%	22.08%	42	8.60%	17.37%
6	6.65%	21.89%	43	8.82%	17.87%
7	6.73%	21.84%	44	8.59%	17.46%
8	6.66%	21.61%	45	8.59%	17.32%
9	6.66%	21.43%	46	8.81%	17.52%
10	6.75%	21.30%	47	8.57%	17.09%
11	6.67%	20.97%	48	8.80%	17.28%
12	6.76%	20.80%	49	8.66%	11.24%
13	6.68%	20.44%	50	8.65%	11.24%
14	6.68%	20.19%	51	9.57%	12.43%
15	7.00%	20.25%	52	8.63%	11.22%
16	6.68%	19.69%	53	8.91%	11.59%
17	6.79%	19.55%	54	8.62%	11.22%
18	6.69%	19.22%	55	8.90%	11.59%
19	6.81%	19.11%	56	8.61%	11.21%
20	6.75%	18.82%	57	8.60%	11.19%
21	6.81%	18.67%	58	8.88%	11.56%
22	7.09%	18.70%	59	8.61%	11.20%
23	7.28%	18.40%	60	8.89%	11.58%
24	7.77%	18.44%	61	8.61%	11.22%
25	8.33%	18.80%	62	8.61%	11.21%
26	8.43%	18.48%	63	9.52%	12.40%
27	8.84%	18.51%	64	8.59%	11.18%
28	8.45%	17.90%	65	8.87%	11.54%
29	8.65%	18.03%	66	8.57%	11.16%
30	8.45%	17.75%	67	8.85%	11.52%
31	8.65%	18.13%	68	8.55%	11.13%
32	8.45%	17.77%	69	8.55%	11.11%
33	8.46%	17.61%	70	8.82%	11.46%
34	8.71%	17.78%	71	8.53%	11.08%
35	8.54%	17.52%	72	8.80%	11.43%
36	8.77%	17.78%	73	8.51%	11.04%
37	8.60%	17.74%	74	N/A	11.03%

(1)	Assumes 1-month LIBOR, 6-month LIBOR and 1year CMT remain constant at 4.4137%, 4.6369% and 4.3473%, respectively, and the cash flows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1-month LIBOR, 6-month LIBOR, and 1year CMT increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Effective Rate and Net WAC Rate Cap (%) for the Class M Certificates

Period	NWC (1)	Effective Rate (2)	Period	NWC (1)	Effective Rate (2)
1	5.68%	20.73%	38	8.58%	17.55%
2	6.89%	21.91%	39	9.29%	18.31%
3	7.62%	22.60%	40	8.58%	17.32%
4	6.89%	21.80%	41	8.80%	17.63%
5	6.72%	22.07%	42	8.58%	17.41%
6	6.64%	21.89%	43	8.80%	17.77%
7	6.73%	21.84%	44	8.57%	17.35%
8	6.65%	21.60%	45	8.56%	17.21%
9	6.65%	21.42%	46	8.79%	17.40%
10	6.74%	21.29%	47	8.55%	16.97%
11	6.66%	20.97%	48	8.78%	17.17%
12	6.76%	20.79%	49	8.63%	11.12%
13	6.67%	20.44%	50	8.63%	11.11%
14	6.67%	20.18%	51	9.54%	12.29%
15	6.99%	20.24%	52	8.61%	11.10%
16	6.68%	19.68%	53	8.89%	11.47%
17	6.78%	19.54%	54	8.60%	11.10%
18	6.69%	19.21%	55	8.88%	11.46%
19	6.81%	19.10%	56	8.59%	11.08%
20	6.73%	18.81%	57	8.58%	11.07%
21	6.79%	18.65%	58	8.86%	11.43%
22	7.10%	18.72%	59	8.59%	11.08%
23	7.39%	18.55%	60	8.88%	11.45%
24	8.09%	18.87%	61	8.59%	11.09%
25	8.37%	18.82%	62	8.59%	11.07%
26	8.43%	18.43%	63	9.50%	12.24%
27	8.83%	18.45%	64	8.57%	11.04%
28	8.43%	17.86%	65	8.85%	11.40%
29	8.63%	18.04%	66	8.55%	11.01%
30	8.43%	17.85%	67	8.83%	11.37%
31	8.63%	18.09%	68	8.54%	10.98%
32	8.44%	17.71%	69	8.53%	10.97%
33	8.44%	17.55%	70	8.80%	11.32%
34	8.69%	17.73%	71	8.51%	10.93%
35	8.53%	17.51%	72	8.79%	11.28%
36	8.77%	17.87%	73	8.49%	10.90%
37	8.58%	17.67%	74	N/A	10.88%

(1)	Assumes 1-month LIBOR, 6-month LIBOR and 1year CMT remain constant at 4.4137%, 4.6369% and 4.3473%, respectively, and the cash flows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1-month LIBOR, 6-month LIBOR, and 1year CMT increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

Excess Spread Table(1), (2)

	FWD	FWD	FWD	Static Index(3)	FWD Index		FWD	FWD	FWD	Static Index(3)	FWD Index
Period	1ML (%)	6ML (%)	1YR CMT (%)	XS (%)	XS (%)	Period	1ML (%)	6ML (%)	1YR CMT (%)	XS (%)	XS (%)
1	4.4137	4.6369	4.3473	1.1830%	1.1830%	38	4.8340	4.9076	4.3750	3.9784%	3.9524%
2	4.4914	4.7004	4.3632	2.3601%	2.2822%	39	4.8363	4.9117	4.3882	4.3003%	4.2915%
3	4.5375	4.7535	4.3771	2.8211%	2.7091%	40	4.8412	4.9170	4.4015	4.0548%	4.0264%
4	4.6765	4.7830	4.3734	2.3617%	2.0986%	41	4.8436	4.9213	4.4147	4.1536%	4.1373%
5	4.7666	4.7922	4.3494	2.1165%	2.1224%	42	4.8469	4.9261	4.4279	4.0644%	4.0428%
6	4.7230	4.7906	4.3169	2.1105%	2.1137%	43	4.8502	4.9289	4.4409	4.1569%	4.1425%
7	4.7480	4.7887	4.2957	2.1240%	2.1247%	44	4.8528	4.9304	4.4536	4.0615%	4.0344%
8	4.7716	4.7838	4.2941	2.1162%	2.1134%	45	4.8554	4.9322	4.4658	4.0597%	4.0275%
9	4.7292	4.7763	4.3134	2.1194%	2.1133%	46	4.8581	4.9329	4.4774	4.1551%	4.1268%
10	4.7295	4.7763	4.3512	2.1389%	2.1290%	47	4.8610	4.9348	4.4882	4.0563%	4.0172%
11	4.7513	4.7788	4.4021	2.1264%	2.1102%	48	4.9081	4.9357	4.4981	4.1532%	4.0947%
12	4.7203	4.7798	4.4566	2.1510%	2.1318%	49	4.9213	4.9389	4.5068	4.1469%	3.8767%
13	4.7239	4.7871	4.5043	2.1331%	2.1079%	50	4.9249	4.9415	4.5143	4.1417%	3.8677%
14	4.7349	4.7959	4.5421	2.1361%	2.1048%	51	4.9276	4.9438	4.5207	4.5955%	4.3667%
15	4.7439	4.8061	4.5691	2.2242%	2.1905%	52	4.9325	4.9481	4.5259	4.1252%	3.8439%
16	4.7548	4.8153	4.5850	2.1417%	2.0978%	53	4.9354	4.9495	4.5300	4.2709%	4.0048%
17	4.7642	4.8236	4.5899	2.1774%	2.1288%	54	4.9390	4.9525	4.5331	4.1098%	3.8270%
18	4.7744	4.8330	4.5842	2.1508%	2.0939%	55	4.9424	4.9572	4.5350	4.2589%	3.9926%
19	4.7838	4.8290	4.5689	2.1992%	2.1379%	56	4.9456	4.9619	4.5361	4.0978%	3.8120%
20	4.7946	4.8202	4.5454	2.1923%	2.1222%	57	4.9493	4.9669	4.5364	4.0901%	3.8005%
21	4.8037	4.8090	4.5154	2.2536%	2.1780%	58	4.9513	4.9714	4.5362	4.2405%	3.9673%
22	4.8119	4.7976	4.4812	2.4941%	2.4155%	59	4.9546	4.9760	4.5355	4.0978%	3.8104%
23	4.8216	4.7850	4.4453	2.8704%	2.7966%	60	4.9501	4.9808	4.5348	4.2514%	3.9917%
24	4.7726	4.7699	4.4109	3.4753%	3.4333%	61	4.9511	4.9836	4.5340	4.0986%	3.8269%
25	4.7600	4.7669	4.3808	3.8869%	3.8619%	62	4.9532	4.9850	4.5333	4.0908%	3.8171%
26	4.7622	4.7670	4.3558	3.9444%	3.9128%	63	4.9542	4.9868	4.5326	4.5443%	4.3200%
27	4.7645	4.7674	4.3359	4.0792%	4.0473%	64	4.9572	4.9898	4.5321	4.0721%	3.7946%
28	4.7679	4.7683	4.3211	3.9542%	3.9149%	65	4.9587	4.9906	4.5316	4.2170%	3.9567%
29	4.7710	4.7689	4.3113	4.0274%	3.9863%	66	4.9616	4.9924	4.5312	4.0532%	3.7745%
30	4.7733	4.7690	4.3062	3.9576%	3.9099%	67	4.9622	4.9974	4.5308	4.1981%	3.9380%
31	4.7753	4.7848	4.3055	4.0319%	3.9885%	68	4.9640	5.0033	4.5306	4.0341%	3.7548%
32	4.7780	4.8056	4.3088	3.9620%	3.9107%	69	4.9659	5.0101	4.5306	4.0243%	3.7427%
33	4.7803	4.8263	4.3155	3.9720%	3.9174%	70	4.9666	5.0145	4.5309	4.1689%	3.9048%
34	4.7828	4.8467	4.3249	4.0964%	4.0475%	71	4.9681	5.0204	4.5314	4.0045%	3.7255%
35	4.7849	4.8715	4.3363	4.0617%	4.0212%	72	4.9923	5.0260	4.5323	4.1491%	3.8708%
36	4.8190	4.8940	4.3489	4.1791%	4.1557%	73	4.9988	5.0285	4.5335	3.9844%	3.6867%
37	4.8304	4.9028	4.3619	4.1226%	4.1112%

(1)	Assumes the pricing speeds
(2)

Calculated as (a) interest on the collateral (net of the trust administration fees, master servicing fees, servicing fees and monthly rebates payable to borrowers) and net cap or swap collections, less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period, such amount multiplied by 12.

(3)	Assumes 1-month LIBOR, 6-month LIBOR and 1year CMT remain constant at 4.4137%, 4.6369% and 4.3473%, respectively, and the cash flows are run to Optional Termination at the Pricing Speed.

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D

UBS

ABS Banking

Paul Scialabba	212-713-9832
Patrick Fitzsimonds	212-713-6271
Michael Zentz	212-713-6099
Sharmeen Khan	212-713-6252

Structuring / Collateral

Michael Boyle	212-713-4129
Brian Kramer	212-713-1040

Trading / Syndicate

Jack McCleary	212-713-4330
Stu Lippman	212-713-4330
Joseph Ruttle	212-713-2252

Rating Agencies

Moody’s Investors Service

Gaurav Singhania	Tel: (212) 553-3854
Email: Gaurav.Singhania@moodys.com

Standard & Poors

Tara Moayed	Tel: (212) 438-1804
Email: taraneh_moayed@sandp.com
Fitch Ratings

Kei Ishidoya	Tel: (212) 908-0238
Email: kei.ishidoya@fitchratings.com

The following is a preliminary Term Sheet. All terms and statements herein are subject to change.

COLLATERAL TERM SHEET

$[554,874,000]

(SELLER & MASTER SERVICER)

Home Equity Mortgage Loan Asset-Backed Trust

Series INABS 2005-D

IndyMac ABS, Inc.

(DEPOSITOR)

November 28, 2005

ABX

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (212) 713-1055.

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by UBS Securities LLC. The issuer of the securities did not participate in the preparation of these Computational Materials.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific performance characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. There can be no assurance as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

The Mortgage Loans (All Collateral)

Collateral Summary
Statistics listed below and in the tables following are for the Mortgage Loans included in the Statistical Pool and are based on the Statistical Cut-Off Date balance.

Summary Statistics

Total Scheduled Principal Balance:	$661,532,812

Number of Mortgage Loans	3,376

Average Scheduled Principal Balance:	$195,952

Weighted Average Gross Coupon:	7.617%

Weighted Average Net Coupon:	7.117%

Weighted Average Original FICO Score:	615

Weighted Average Original LTV Ratio[1]:	78.94%

Weighted Average Stated Remaining Term:	358

Weighted Average Seasoning	2 months

Weighted Average Months to Next Adjustment:	24 months

Weighted Average Gross Margin[2]:	5.596%

Weighted Average Initial Rate Cap[2]:	3.047%

Weighted Average Periodic Rate Cap[2]:	1.021%

Weighted Average Gross Maximum Lifetime Rate[2]:	13.724%

Weighted Average Gross Minimum Lifetime Rate[2]:	5.675%

Interest Only:	20.01%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.
(2) ARM Loans only

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

THE TOTAL MORTGAGE LOANS (ALL COLLATERAL)

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1 - 50,000	161	6,347,992	0.96	39,429	9.2779	75.78	595	64.71	32.40
50,001 - 100,000	574	44,370,702	6.71	77,301	8.4925	79.84	602	67.27	37.28
100,001 - 150,000	713	88,076,371	13.31	123,529	8.1391	79.71	601	66.76	39.06
150,001 - 200,000	584	102,750,220	15.53	175,942	7.8585	78.26	606	60.77	40.25
200,001 - 250,000	427	95,580,566	14.45	223,842	7.7348	78.08	605	59.46	40.55
250,001 - 300,000	327	89,832,065	13.58	274,716	7.4109	80.10	618	54.04	42.02
300,001 - 350,000	225	73,211,629	11.07	325,385	7.3451	80.11	619	46.19	42.31
350,001 - 400,000	169	63,613,671	9.62	376,412	7.3324	78.90	625	43.31	41.17
400,001 - 450,000	82	34,890,652	5.27	425,496	6.8442	79.24	636	61.29	42.19
450,001 - 500,000	58	27,876,463	4.21	480,629	7.0610	77.30	640	46.62	39.52
500,001 - 550,000	14	7,406,243	1.12	529,017	6.7542	74.60	646	71.58	37.53
550,001 - 600,000	13	7,427,872	1.12	571,375	6.8049	78.85	679	54.46	42.21
600,001 - 650,000	16	10,107,469	1.53	631,717	6.5904	78.75	651	68.89	41.24
650,001 - 700,000	3	2,071,035	0.31	690,345	6.7238	76.92	641	100.00	37.88
700,001 - 750,000	7	5,146,874	0.78	735,268	6.7688	77.26	665	71.64	44.30
850,001 - 900,000	1	887,514	0.13	887,514	6.3750	74.17	604	100.00	41.97
900,001 - 950,000	1	943,990	0.14	943,990	5.6250	52.50	681	100.00	50.00
950,001 - 1,000,000	1	991,484	0.15	991,484	7.3750	69.93	608	100.00	18.01
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
Current Gross Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
4.001 - 4.500	2	943,008	0.14	471,504	4.3286	50.62	675	31.45	42.34
4.501 - 5.000	15	5,882,896	0.89	392,193	4.9690	65.45	720	94.79	43.80
5.001 - 5.500	43	13,883,329	2.10	322,868	5.3317	73.42	692	91.53	40.29
5.501 - 6.000	114	36,203,567	5.47	317,575	5.8552	75.40	654	80.85	41.43
6.001 - 6.500	265	69,092,690	10.44	260,727	6.3545	77.94	637	70.36	41.08
6.501 - 7.000	501	113,859,082	17.21	227,264	6.8156	77.96	627	61.14	41.09
7.001 - 7.500	503	106,282,279	16.07	211,297	7.3022	79.10	621	53.23	41.19
7.501 - 8.000	552	102,876,678	15.55	186,371	7.7980	80.00	611	49.61	40.34
8.001 - 8.500	421	75,241,566	11.37	178,721	8.2857	83.18	602	50.50	39.91
8.501 - 9.000	403	64,968,453	9.82	161,212	8.7778	82.27	597	41.82	39.22
9.001 - 9.500	176	23,946,686	3.62	136,061	9.2919	83.26	583	50.89	40.44
9.501 - 10.000	151	18,585,052	2.81	123,080	9.7764	82.58	573	55.47	37.86
10.001 - 10.500	76	9,459,522	1.43	124,467	10.2812	75.68	563	66.44	39.91
10.501 - 11.000	51	7,935,855	1.20	155,605	10.7902	68.09	543	62.96	39.58
11.001 - 11.500	36	5,039,333	0.76	139,981	11.2884	63.77	522	74.69	38.85
11.501 - 12.000	35	4,000,728	0.60	114,307	11.8059	60.48	524	75.40	38.53
12.001 - 12.500	23	2,492,169	0.38	108,355	12.2418	56.96	518	60.52	38.89
12.501 - 13.000	5	424,316	0.06	84,863	12.8362	61.42	513	59.25	41.95
13.001 - 13.500	2	266,002	0.04	133,001	13.2200	55.45	520	15.79	37.11
13.501 - 14.000	2	149,600	0.02	74,800	13.5600	55.00	515	0.00	38.34
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY FICO
Fico Score	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
<= 500	13	3,040,316	0.46	233,870	8.4462	76.91	500	71.56	40.65
501 - 520	192	32,224,539	4.87	167,836	9.6030	69.87	510	77.70	39.82
521 - 540	215	35,482,968	5.36	165,037	8.9253	71.94	531	70.45	40.65
541 - 560	280	49,934,183	7.55	178,336	8.1037	75.87	552	69.21	40.84
561 - 580	276	49,905,177	7.54	180,816	7.9820	77.31	571	62.67	41.25
581 - 600	498	85,997,971	13.00	172,687	7.5210	79.36	590	72.50	40.52
601 - 620	635	122,437,350	18.51	192,815	7.5027	81.60	612	70.93	39.86
621 - 640	462	93,047,552	14.07	201,402	7.3881	81.16	630	42.75	40.91
641 - 660	274	62,727,310	9.48	228,932	7.3006	80.55	649	37.67	41.20
661 - 680	194	41,796,727	6.32	215,447	7.1586	81.97	670	34.80	40.59
681 - 700	132	33,227,000	5.02	251,720	6.8398	79.77	690	48.67	40.54
701 - 720	73	15,090,798	2.28	206,723	6.9591	81.44	710	30.57	39.85
721 - 740	57	15,798,724	2.39	277,171	6.9407	79.09	731	28.74	40.26
741 - 760	41	9,770,654	1.48	238,309	6.7754	80.12	750	33.48	39.31
761 - 780	20	6,488,722	0.98	324,436	6.3290	74.48	772	64.85	39.49
781 - 800	12	3,656,854	0.55	304,738	5.5282	66.29	788	63.26	40.77
801 - 820	2	905,967	0.14	452,983	5.3937	59.84	815	100.00	24.05
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY LIEN STATUS
Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
First Lien	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51
Total	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY ORIGINAL LTV
Original LTV (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 50.00	137	21,396,861	3.23	156,181	7.8610	42.23	597	52.69	37.98
50.01 - 55.00	55	11,675,237	1.76	212,277	7.7227	53.01	616	65.11	37.48
55.01 - 60.00	66	12,050,031	1.82	182,576	7.6737	57.69	586	63.20	40.57
60.01 - 65.00	128	26,373,346	3.99	206,042	7.6927	63.07	592	57.42	39.31
65.01 - 70.00	236	46,924,854	7.09	198,834	8.2818	68.73	575	67.90	40.48
70.01 - 75.00	208	48,140,296	7.28	231,444	7.4881	73.77	594	59.46	41.35
75.01 - 80.00	1485	294,132,784	44.46	198,069	7.3133	79.77	630	51.99	41.08
80.01 - 85.00	282	56,492,120	8.54	200,327	7.6108	84.41	590	62.45	41.08
85.01 - 90.00	456	89,710,307	13.56	196,733	7.7494	89.47	624	54.58	39.45
90.01 - 95.00	158	28,809,846	4.36	182,341	7.9424	94.63	617	68.57	39.36
95.01 - 100.00	165	25,827,129	3.90	156,528	8.9538	99.91	637	85.85	40.76
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY DOCUMENTATION TYPE
Documentation Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Express	3	1,154,990	0.17	384,997	4.6678	50.12	743	0.00	45.02
Full	2048	381,214,256	57.63	186,140	7.4714	79.22	604	100.00	40.44
Limited Income & Asset	56	12,000,600	1.81	214,296	7.5193	78.94	612	0.00	40.35
No Income No Asset	2	1,017,890	0.15	508,945	5.8113	68.47	652	0.00	0.00
Stated Doc	1267	266,145,076	40.23	210,059	7.8505	78.71	632	0.00	40.59
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY LOAN PURPOSE
Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Cash Out Refi	1,668	346,249,179	52.34	207,583	7.6730	76.39	597	60.14	40.34
Purchase	1521	281,311,850	42.52	184,952	7.5203	82.41	639	52.69	40.92
Rate & Term Refi	187	33,971,783	5.14	181,667	7.8533	76.24	610	72.82	38.80
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY OCCUPANCY TYPE
Occupancy Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Owner Occupied	3,152	631,738,703	95.50	200,425	7.5772	78.77	614	59.05	40.74
Investor Occupied	201	26,497,738	4.01	131,830	8.4830	82.90	650	28.02	34.91
Second Home	23	3,296,371	0.50	143,320	8.3433	80.86	609	22.25	40.43
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

DISTRIBUTION BY PROPERTY TYPE
Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
SINGLE FAMILY RESIDENCE	2,482	470,394,972	71.11	189,523	7.6481	78.72	612	58.60	40.22
PUD	421	90,194,072	13.63	214,238	7.4945	80.92	617	62.09	41.20
CONDO UNIT	228	44,282,234	6.69	194,220	7.6193	80.62	633	47.40	41.30
2 UNIT	129	30,991,367	4.68	240,243	7.5455	76.78	622	47.51	42.08
TOWNHOUSE	55	9,391,870	1.42	170,761	7.5948	75.92	619	65.96	40.18
3 UNIT	21	6,537,231	0.99	311,297	7.5704	72.87	627	55.02	43.79
HIGH RISE CONDO	26	6,362,050	0.96	244,694	7.3346	79.00	650	39.92	39.27
4 UNIT	14	3,379,015	0.51	241,358	7.9276	75.04	636	45.48	34.20
Total:	3,376	661,532,812	100.00	195,952	7.6173	78.94	615	57.63	40.51

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY STATE
Distribution By State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Florida	236	43,530,521	13.22	184,451	7.7269	80.84	611	58.97	40.55
New York	129	32,725,818	9.94	253,689	7.1265	73.15	629	57.28	42.36
Southern California	129	32,524,028	9.88	252,124	7.1107	74.39	619	42.42	42.15
New Jersey	104	23,455,987	7.12	225,538	7.7624	77.09	613	51.61	42.83
Texas	178	19,974,650	6.07	112,217	7.9598	83.88	616	67.85	40.37
Georgia	137	19,720,631	5.99	143,946	7.8719	86.92	625	79.91	38.95
Maryland	91	18,763,747	5.70	206,195	7.6649	78.79	610	58.11	40.32
Virginia	78	16,541,904	5.02	212,076	7.5291	78.39	626	38.31	42.97
Illinois	83	15,954,882	4.85	192,227	7.7601	82.45	618	58.44	42.48
Massachusetts	52	11,558,835	3.51	222,285	7.7177	75.15	596	57.87	42.51
Other	622	94,498,057	28.70	151,926	7.7135	79.75	611	56.61	40.27
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

DISTRIBUTION BY ZIP CODE
Zip Code	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
20109	6	1,533,919	0.47	255,653	7.9317	78.24	626	10.78	43.22
22191	6	1,514,452	0.46	252,409	7.3928	79.95	630	10.86	44.17
11419	4	1,336,972	0.41	334,243	6.1553	73.02	659	51.27	37.78
20744	6	1,156,453	0.35	192,742	7.8549	70.91	570	77.90	41.75
10550	3	1,125,767	0.34	375,256	7.2385	78.81	589	66.16	48.20
07047	3	1,118,639	0.34	372,880	6.2826	81.25	629	74.96	46.46
08205	5	962,544	0.29	192,509	8.5041	77.93	613	58.26	39.76
11003	3	956,389	0.29	318,796	6.1122	75.43	603	100.00	44.87
33027	3	951,230	0.29	317,077	7.7937	89.84	613	100.00	41.97
90221	3	947,524	0.29	315,841	7.0639	78.28	591	70.05	39.68
Other	1,797	317,645,172	96.48	176,764	7.6295	79.08	615	56.59	41.07
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

DISTRIBUTION BY REMAINING TERM TO MATURITY
Remaining Term to Maturity (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 180	13	1,205,534	0.37	92,733	7.7370	80.03	615	70.19	40.14
181 - 240	1	169,648	0.05	169,648	6.3750	63.43	577	100.00	37.97
301 - 360	1,825	327,873,879	99.58	179,657	7.6159	79.05	615	56.54	41.14
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY PRODUCT TYPE
Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
10/ 6 MONTH LIBOR	1	139,770	0.04	139,770	7.0000	80.00	661	0.00	42.59
15YR FXD	13	1,205,534	0.37	92,733	7.7370	80.03	615	70.19	40.14
2/ 6 MONTH LIBOR	1281	229,280,984	69.64	178,986	7.7819	79.69	609	53.39	41.34
2/ 6 MONTH LIBOR - 24 MONTH IO	61	13,846,352	4.21	226,989	6.8764	81.48	651	64.56	41.61
2/ 6 MONTH LIBOR -120 MONTH IO	13	3,335,920	1.01	256,609	7.3031	80.00	718	22.76	40.46
30YR FXD	297	51,114,944	15.52	172,104	7.3198	74.85	622	73.21	40.74
3/ 6 MONTH LIBOR	99	16,637,325	5.05	168,054	7.4274	81.43	608	50.47	39.87
3/ 6 MONTH LIBOR - 36 MONTH IO	9	1,907,418	0.58	211,935	6.7918	82.21	663	55.92	41.95
3/1 ARM 1 YR CMT	27	4,699,387	1.43	174,051	7.2443	75.75	627	65.66	41.73
3/1 ARM 1 YR CMT - 36 MONTH IO	1	113,054	0.03	113,054	6.7500	80.00	659	100.00	47.46
5/ 6 MONTH LIBOR	24	4,552,675	1.38	189,695	6.8077	75.28	642	46.81	38.22
5/ 6 MONTH LIBOR - 60 MONTH IO	7	1,227,680	0.37	175,383	6.5596	81.32	654	83.71	39.84
BALLOON OTHER	6	1,188,019	0.36	198,003	7.4098	88.60	642	16.22	42.18
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

DISTRIBUTION BY PREPAYMENT PENALTY TERM
Prepayment Penalty Term (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0	435	82,058,346	24.92	188,640	7.9909	79.35	614	51.79	40.82
12	84	19,023,037	5.78	226,465	7.8159	78.83	607	48.53	41.51
24	905	154,911,089	47.05	171,172	7.5611	79.35	612	56.28	41.29
36	415	73,256,590	22.25	176,522	7.2588	78.11	626	64.81	41.06
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

DISTRIBUTION BY INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Initial Period Rate Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1.001 - 1.500	4	888,985	0.32	222,246	7.1081	75.69	608	13.47	35.65
1.501 - 2.000	2	386,012	0.14	193,006	6.0836	60.72	619	100.00	26.45
2.501 - 3.000	1483	268,117,569	97.24	180,794	7.6945	79.93	613	53.85	41.31
4.501 - 5.000	31	5,649,931	2.05	182,256	6.8211	76.48	646	51.12	38.36
5.501 - 6.000	3	698,068	0.25	232,689	7.0843	64.62	586	22.14	41.18
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Subsequent Period Rate Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0.501 - 1.000	1,489	269,393,881	97.70	180,923	7.6822	79.85	614	53.56	41.20
1.001 - 1.500	6	1,534,242	0.56	255,707	7.0494	79.43	627	29.05	39.77
1.501 - 2.000	28	4,812,441	1.75	171,873	7.2326	75.85	628	66.47	41.87
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

DISTRIBUTION BY GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
Gross Margin (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 4.000	5	867,889	0.31	173,578	6.6428	66.77	628	44.48	33.39
4.501 - 5.000	317	77,895,632	28.25	245,728	7.2878	82.16	628	42.88	41.81
5.001 - 5.500	615	100,215,350	36.34	162,952	7.4502	81.51	626	56.12	41.58
5.501 - 6.000	275	47,722,515	17.31	173,536	7.6579	79.70	606	53.42	40.97
6.001 - 6.500	105	14,362,383	5.21	136,785	7.8713	75.66	602	58.65	39.42
6.501 - 7.000	146	25,877,352	9.38	177,242	9.0223	73.12	564	67.33	39.76
7.001 - 7.500	53	7,216,462	2.62	136,160	9.6753	64.28	564	86.68	40.12
7.501 - 8.000	7	1,582,982	0.57	226,140	8.3965	79.35	582	19.28	44.31
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

DISTRIBUTION BY MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Maximum Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
10.001 - 10.500	1	296,609	0.11	296,609	4.5000	36.67	609	100.00	40.56
11.001 - 11.500	11	2,392,737	0.87	217,522	5.3441	76.33	646	81.77	45.56
11.501 - 12.000	49	11,537,311	4.18	235,455	5.8594	77.32	656	72.62	42.06
12.001 - 12.500	134	30,211,292	10.96	225,457	6.3682	78.58	641	64.53	41.79
12.501 - 13.000	265	50,548,714	18.33	190,750	6.8144	78.34	633	52.30	41.45
13.001 - 13.500	261	46,339,940	16.81	177,548	7.3178	79.63	622	48.23	41.55
13.501 - 14.000	250	42,285,182	15.34	169,141	7.8008	79.76	609	49.30	40.51
14.001 - 14.500	213	34,334,979	12.45	161,197	8.3043	83.99	603	51.54	40.65
14.501 - 15.000	165	29,329,959	10.64	177,757	8.7657	84.37	594	46.80	40.82
15.001 - 15.500	62	10,088,018	3.66	162,710	9.3232	83.39	580	53.94	41.82
15.501 - 16.000	45	6,981,285	2.53	155,140	9.7642	78.95	564	40.88	42.06
16.001 - 16.500	26	4,147,003	1.50	159,500	10.3287	69.76	544	83.38	41.68
16.501 - 17.000	25	4,243,840	1.54	169,754	10.8259	67.21	548	57.64	37.14
17.001 - 17.500	13	2,354,040	0.85	181,080	11.2806	63.79	524	89.39	39.40
17.501 - 18.000	1	200,978	0.07	200,978	11.7500	69.35	526	100.00	48.73
18.001 - 18.500	2	448,679	0.16	224,339	12.2500	58.15	532	52.09	41.63
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Minimum Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 4.000	5	867,889	0.31	173,578	6.6428	66.77	628	44.48	33.39
4.501 - 5.000	296	72,824,996	26.41	246,030	7.2795	81.80	629	41.25	41.87
5.001 - 5.500	592	95,931,367	34.79	162,046	7.4759	81.43	625	55.60	41.68
5.501 - 6.000	256	44,189,812	16.03	172,616	7.7071	80.38	606	56.66	40.61
6.001 - 6.500	113	17,471,172	6.34	154,612	7.6151	78.27	613	60.54	39.75
6.501 - 7.000	151	27,675,966	10.04	183,285	8.7258	72.91	569	68.45	40.69
7.001 - 7.500	66	9,042,265	3.28	137,004	9.1751	66.59	573	81.12	40.04
7.501 - 8.000	27	4,859,920	1.76	179,997	8.1650	80.88	603	17.16	40.82
8.001 - 8.500	8	1,717,125	0.62	214,641	8.2470	84.61	599	59.50	35.97
8.501 - 9.000	8	968,357	0.35	121,045	8.6857	80.60	558	23.06	40.10
9.001 - 9.500	1	191,696	0.07	191,696	9.2000	80.00	517	100.00	47.77
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
Next Rate Adjustment Date	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
May 2007	4	671,824	0.24	167,956	7.9746	85.49	547	46.63	47.63
June 2007	4	1,059,113	0.38	264,778	6.0794	75.06	622	100.00	41.26
July 2007	10	2,296,933	0.83	229,693	6.9590	81.37	624	65.40	44.16
August 2007	40	7,708,310	2.80	192,708	7.5193	83.16	622	50.94	38.77
September 2007	179	30,259,579	10.97	169,048	7.5032	80.62	604	61.90	40.91
October 2007	433	81,560,523	29.58	188,361	7.7757	80.75	608	53.03	41.78
November 2007	643	112,288,962	40.72	174,633	7.8265	78.37	610	54.11	41.25
December 2007	42	10,618,012	3.85	252,810	7.3464	82.62	705	24.13	41.04
July 2008	2	464,357	0.17	232,178	7.0495	73.95	608	0.00	30.60
August 2008	10	2,059,699	0.75	205,970	6.8774	82.10	612	45.84	47.00
September 2008	40	6,705,878	2.43	167,647	7.1875	81.53	619	52.72	37.84
October 2008	37	6,747,923	2.45	182,376	7.3316	81.28	612	52.77	39.66
November 2008	45	6,861,327	2.49	152,474	7.6307	77.79	616	63.42	42.20
December 2008	2	518,000	0.19	259,000	7.4636	85.21	668	52.12	44.10
June 2010	4	851,553	0.31	212,888	5.9487	81.90	656	100.00	44.37
July 2010	1	149,600	0.05	149,600	6.8750	80.00	658	100.00	42.63
August 2010	1	120,000	0.04	120,000	7.7500	80.00	632	100.00	32.95
September 2010	3	694,479	0.25	231,493	6.4586	83.10	657	81.61	32.40
October 2010	15	2,824,812	1.02	188,321	6.9315	73.88	641	30.12	37.95
November 2010	7	1,139,911	0.41	162,844	6.9802	74.42	637	54.36	39.60
October 2015	1	139,770	0.05	139,770	7.0000	80.00	661	0.00	42.59
Total:	1,523	275,740,564	100.00	181,051	7.6709	79.78	614	53.65	41.21

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY INTEREST ONLY TERM
Interest Only Term (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0	1,748	308,818,637	93.79	176,670	7.6618	78.90	612	56.50	41.12
24	61	13,846,352	4.21	226,989	6.8764	81.48	651	64.56	41.61
36	10	2,020,472	0.61	202,047	6.7895	82.09	663	58.38	42.25
60	7	1,227,680	0.37	175,383	6.5596	81.32	654	83.71	39.84
120	13	3,335,920	1.01	256,609	7.3031	80.00	718	22.76	40.46
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

DISTRIBUTION BY CREDIT LEVELS
Credit Level	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1	101	18,740,661	5.69	185,551	7.5618	76.94	583	61.36	41.20
1+	203	38,403,517	11.66	189,180	7.3215	79.21	606	56.49	40.91
1++	1306	230,068,059	69.88	176,162	7.4369	81.12	630	51.94	41.28
2	65	12,974,413	3.94	199,606	8.2139	73.98	561	78.43	41.10
3	82	14,762,199	4.48	180,027	8.4417	66.72	558	76.04	41.10
4	71	12,331,750	3.75	173,687	10.3275	63.98	547	90.32	39.83
N/A	11	1,968,463	0.60	178,951	7.6378	73.39	588	58.80	36.22
Total:	1,839	329,249,062	100.00	179,037	7.6157	79.05	615	56.61	41.13

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

The Group II Mortgage Loans

Collateral Summary
Statistics listed below and in the tables following are for the Mortgage Loans included in the Statistical Pool and are based on the Statistical Cut-Off Date balance.

Summary Statistics

Total Scheduled Principal Balance:	$332,283,750

Number of Mortgage Loans	1,537

Average Scheduled Principal Balance:	$216,190

Weighted Average Gross Coupon:	7.619%

Weighted Average Net Coupon:	7.119%

Weighted Average Original FICO Score:	615

Weighted Average Original LTV Ratio[1]:	78.84%

Weighted Average Stated Remaining Term:	358

Weighted Average Seasoning	1 month

Weighted Average Months to Next Adjustment:	25 months

Weighted Average Gross Margin[2]:	5.615%

Weighted Average Initial Rate Cap[2]:	3.051%

Weighted Average Periodic Rate Cap[2]:	1.021%

Weighted Average Gross Maximum Lifetime Rate[2]:	13.770%

Weighted Average Gross Minimum Lifetime Rate[2]:	5.679%

Interest Only:	33.68%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.
(2) ARM Loans only

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

THE GROUP II MORTGAGE LOANS (NON-CONFORMING LOANS)

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1 - 50,000	95	3,775,548	1.14	39,743	9.6425	78.04	576	66.92	30.04
50,001 - 100,000	285	21,600,983	6.50	75,793	9.0044	80.55	581	68.33	34.53
100,001 - 150,000	304	37,750,882	11.36	124,181	8.3991	80.26	592	68.04	38.88
150,001 - 200,000	186	32,699,237	9.84	175,802	8.0182	77.11	602	64.32	40.12
200,001 - 250,000	160	35,822,988	10.78	223,894	7.8818	78.62	599	59.62	39.39
250,001 - 300,000	100	27,482,144	8.27	274,821	7.6461	80.48	614	58.99	40.59
300,001 - 350,000	76	24,707,326	7.44	325,096	7.5444	80.25	602	46.29	42.21
350,001 - 400,000	142	53,749,747	16.18	378,519	7.3527	79.04	623	44.47	40.69
400,001 - 450,000	76	32,300,949	9.72	425,012	6.7871	79.34	638	63.46	42.03
450,001 - 500,000	57	27,411,463	8.25	480,903	7.0758	77.11	639	45.71	39.42
500,001 - 550,000	14	7,406,243	2.23	529,017	6.7542	74.60	646	71.58	37.53
550,001 - 600,000	13	7,427,872	2.24	571,375	6.8049	78.85	679	54.46	42.21
600,001 - 650,000	16	10,107,469	3.04	631,717	6.5904	78.75	651	68.89	41.24
650,001 - 700,000	3	2,071,035	0.62	690,345	6.7238	76.92	641	100.00	37.88
700,001 - 750,000	7	5,146,874	1.55	735,268	6.7688	77.26	665	71.64	44.30
850,001 - 900,000	1	887,514	0.27	887,514	6.3750	74.17	604	100.00	41.97
900,001 - 950,000	1	943,990	0.28	943,990	5.6250	52.50	681	100.00	50.00
950,001 - 1,000,000	1	991,484	0.30	991,484	7.3750	69.93	608	100.00	18.01
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
Current Gross Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
4.001 - 4.500	1	646,399	0.19	646,399	4.2500	57.02	705	0.00	43.16
4.501 - 5.000	8	3,968,832	1.19	496,104	4.9540	69.18	719	100.00	42.75
5.001 - 5.500	26	9,918,060	2.98	381,464	5.3304	74.27	697	100.00	38.01
5.501 - 6.000	43	18,069,110	5.44	420,212	5.8567	74.07	651	82.59	41.03
6.001 - 6.500	96	31,780,084	9.56	331,043	6.3441	78.06	631	71.67	40.31
6.501 - 7.000	200	55,353,536	16.66	276,768	6.8194	78.10	624	67.85	40.73
7.001 - 7.500	198	52,591,580	15.83	265,614	7.2734	79.29	621	56.37	41.04
7.501 - 8.000	253	53,732,442	16.17	212,381	7.7881	80.56	612	48.98	40.44
8.001 - 8.500	175	35,889,907	10.80	205,085	8.2559	82.71	603	45.19	39.20
8.501 - 9.000	211	32,417,235	9.76	153,636	8.7731	81.72	600	35.94	37.91
9.001 - 9.500	90	11,688,357	3.52	129,871	9.2594	83.77	583	48.04	39.35
9.501 - 10.000	85	8,703,748	2.62	102,397	9.7780	84.12	577	58.92	33.00
10.001 - 10.500	42	4,740,744	1.43	112,875	10.2461	80.26	576	56.49	38.61
10.501 - 11.000	23	3,470,185	1.04	150,878	10.7412	68.53	538	68.82	42.25
11.001 - 11.500	22	2,630,371	0.79	119,562	11.2987	63.94	521	63.09	38.65
11.501 - 12.000	34	3,799,751	1.14	111,757	11.8089	60.01	524	74.10	38.00
12.001 - 12.500	21	2,043,491	0.61	97,309	12.2399	56.70	515	62.37	38.29
12.501 - 13.000	5	424,316	0.13	84,863	12.8362	61.42	513	59.25	41.95
13.001 - 13.500	2	266,002	0.08	133,001	13.2200	55.45	520	15.79	37.11
13.501 - 14.000	2	149,600	0.05	74,800	13.5600	55.00	515	0.00	38.34
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY FICO
Fico Score	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
<= 500	3	739,865	0.22	246,622	8.8826	74.01	500	9.19	39.12
501 - 520	105	15,628,505	4.70	148,843	10.0442	68.72	511	81.93	38.20
521 - 540	101	14,834,507	4.46	146,876	9.2470	72.19	531	66.23	39.74
541 - 560	141	23,163,793	6.97	164,282	8.1914	77.72	551	69.03	39.02
561 - 580	141	23,631,492	7.11	167,599	8.1126	78.85	571	67.89	39.89
581 - 600	252	48,056,636	14.46	190,701	7.5601	80.91	591	73.92	40.47
601 - 620	314	70,320,006	21.16	223,949	7.3400	79.93	611	70.69	39.65
621 - 640	197	48,063,662	14.46	243,978	7.4110	80.93	629	40.93	41.09
641 - 660	96	28,465,028	8.57	296,511	7.3279	80.58	649	36.26	40.38
661 - 680	75	19,762,233	5.95	263,496	7.2671	82.42	670	29.33	40.21
681 - 700	40	14,296,743	4.30	357,419	6.7963	75.64	688	51.65	41.25
701 - 720	19	6,145,650	1.85	323,455	6.4016	77.32	710	30.81	37.94
721 - 740	22	7,849,906	2.36	356,814	6.9675	78.13	730	32.21	37.59
741 - 760	15	4,216,783	1.27	281,119	6.6915	81.41	751	41.68	37.06
761 - 780	10	4,515,870	1.36	451,587	6.3220	70.54	773	67.93	38.77
781 - 800	5	2,034,359	0.61	406,872	5.2686	70.08	786	92.65	37.99
801 - 820	1	558,713	0.17	558,713	5.2500	70.00	814	100.00	22.61
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY LIEN STATUS
Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
First Lien	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88
Total	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY ORIGINAL LTV
Original LTV (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 50.00	53	8,891,598	2.68	167,766	8.5534	42.58	584	49.36	33.84
50.01 - 55.00	25	5,907,123	1.78	236,285	7.4949	53.20	637	72.74	36.62
55.01 - 60.00	35	6,886,022	2.07	196,743	7.5783	57.81	598	68.89	41.08
60.01 - 65.00	56	13,466,595	4.05	240,475	7.6665	62.86	608	53.08	41.00
65.01 - 70.00	113	23,667,950	7.12	209,451	8.1585	68.93	586	66.94	38.41
70.01 - 75.00	93	27,283,327	8.21	293,369	7.2922	73.54	610	61.83	40.35
75.01 - 80.00	647	146,930,441	44.22	227,095	7.3516	79.75	628	53.52	40.81
80.01 - 85.00	141	26,936,055	8.11	191,036	7.6536	84.40	590	67.17	40.32
85.01 - 90.00	238	48,582,211	14.62	204,127	7.7857	89.44	614	57.52	38.76
90.01 - 95.00	85	16,263,915	4.89	191,340	7.9995	94.60	611	64.93	38.46
95.01 - 100.00	51	7,468,514	2.25	146,441	9.2631	99.96	644	84.33	39.88
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY DOCUMENTATION TYPE
Documentation Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Express	1	646,399	0.19	646,399	4.2500	57.02	705	0.00	43.16
Full	950	194,828,731	58.63	205,083	7.4076	79.03	606	100.00	39.84
Limited Income & Asset	28	6,925,585	2.08	247,342	7.7341	80.48	606	0.00	41.16
No Income No Asset	2	1,017,890	0.31	508,945	5.8113	68.47	652	0.00	0.00
Stated Doc	556	128,865,145	38.78	231,772	7.9636	78.66	630	0.00	39.86
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY LOAN PURPOSE
Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Cash Out Refi	785	176,162,988	53.02	224,411	7.6871	77.18	601	59.90	39.63
Purchase	656	137,568,221	41.40	209,708	7.5064	81.46	635	54.42	40.39
Rate & Term Refi	96	18,552,541	5.58	193,256	7.8075	75.21	611	77.88	38.47
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY OCCUPANCY TYPE
Occupancy Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Owner Occupied	1,457	321,080,700	96.63	220,371	7.5858	78.71	615	59.98	40.18
Investor Occupied	71	10,166,534	3.06	143,191	8.5724	82.85	649	20.27	30.55
Second Home	9	1,036,516	0.31	115,168	8.5561	79.02	574	16.38	39.68
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY PROPERTY TYPE
Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
SINGLE FAMILY RESIDENCE	1,169	242,113,091	72.86	207,111	7.6570	78.72	612	59.02	39.51
PUD	163	42,531,901	12.80	260,932	7.3182	79.92	619	64.71	41.53
CONDO UNIT	100	20,709,013	6.23	207,090	7.7481	80.55	624	51.68	40.60
2 UNIT	57	14,623,840	4.40	256,559	7.6631	77.63	628	50.56	40.94
TOWNHOUSE	20	4,093,847	1.23	204,692	7.3665	75.31	634	61.50	37.54
HIGH RISE CONDO	14	4,055,642	1.22	289,689	7.3901	78.06	653	48.47	38.22
3 UNIT	10	3,158,746	0.95	315,875	8.0295	73.35	630	50.83	43.40
4 UNIT	4	997,670	0.30	249,418	8.5641	78.31	660	22.55	34.86
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY STATE
Distribution By State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
Southern California	135	45,188,935	13.60	334,733	7.0377	75.26	632	37.00	41.05
New York	115	41,246,344	12.41	358,664	6.8901	75.89	636	62.83	40.76
Florida	161	32,241,388	9.70	200,257	7.8478	80.62	614	61.71	38.92
New Jersey	99	28,280,983	8.51	285,666	7.5218	77.57	615	66.94	42.44
Northern California	60	22,866,843	6.88	381,114	7.2859	76.46	618	64.22	38.83
Maryland	81	21,357,872	6.43	263,677	7.4573	79.89	608	61.45	40.80
Georgia	103	17,493,342	5.26	169,838	7.6556	82.46	609	79.10	38.11
Texas	117	15,237,223	4.59	130,233	8.4293	84.34	614	61.59	38.80
Illinois	61	14,423,911	4.34	236,458	7.7565	79.94	626	42.99	43.27
Virginia	52	14,161,583	4.26	272,338	7.3729	78.97	625	43.27	41.25
Other	553	79,785,326	24.01	144,277	8.2619	80.46	596	62.67	38.06
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY ZIP CODE
Zip Code	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
11050	4	2,156,734	0.65	539,184	5.7112	68.68	658	44.06	39.88
11530	2	1,489,066	0.45	744,533	6.5814	67.98	657	100.00	26.20
11746	3	1,368,490	0.41	456,163	5.8426	74.93	683	42.53	37.24
20602	4	1,311,512	0.39	327,878	7.2132	88.27	611	65.66	41.51
20772	4	1,304,220	0.39	326,055	7.2513	78.80	631	57.61	40.93
20720	3	1,280,209	0.39	426,736	6.8837	76.29	630	71.76	48.29
33131	3	1,240,000	0.37	413,333	8.1527	80.00	678	41.94	37.63
20164	3	1,189,736	0.36	396,579	6.2532	78.00	671	39.99	42.98
20706	4	1,183,584	0.36	295,896	7.5093	81.63	585	74.17	43.56
94080	2	1,158,000	0.35	579,000	6.7977	81.60	634	37.82	44.64
Other	1,505	318,602,198	95.88	211,696	7.6569	78.93	614	58.68	39.88
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY REMAINING TERM TO MATURITY
Remaining Term to Maturity (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 180	5	431,347	0.13	86,269	8.8635	88.02	589	78.74	21.43
301 - 360	1532	331,852,403	99.87	216,614	7.6174	78.83	616	58.61	39.91
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY PRODUCT TYPE
Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
15YR FXD	5	431,347	0.13	86,269	8.8635	88.02	589	78.74	21.43
2/ 6 MONTH LIBOR	858	166,315,775	50.05	193,841	8.0718	78.74	600	51.93	39.44
2/ 6 MONTH LIBOR - 24 MONTH IO	234	56,459,420	16.99	241,280	7.1479	81.52	612	70.86	41.59
2/ 6 MONTH LIBOR -120 MONTH IO	136	32,562,325	9.80	239,429	7.6144	79.37	642	43.44	42.06
30YR FXD	123	32,334,419	9.73	262,881	6.4327	73.36	663	84.67	37.65
30YR FXD -120 MONTH IO	27	8,245,970	2.48	305,406	7.0694	78.71	647	64.42	40.32
3/ 6 MONTH LIBOR	56	11,139,154	3.35	198,913	7.9955	82.18	605	54.45	39.61
3/ 6 MONTH LIBOR - 36 MONTH IO	31	9,345,587	2.81	301,471	6.8669	79.58	626	67.58	39.78
3/ 6 MONTH LIBOR -120 MONTH IO	9	1,752,320	0.53	194,702	7.7298	74.86	605	85.76	43.40
3/1 ARM 1 YR CMT	22	4,276,074	1.29	194,367	7.6177	79.98	622	63.95	34.83
3/1 ARM 1 YR CMT - 36 MONTH IO	1	114,400	0.03	114,400	8.5000	80.00	628	0.00	49.93
5/ 6 MONTH LIBOR	14	3,606,715	1.09	257,623	6.9966	75.02	630	51.50	41.46
5/ 6 MONTH LIBOR - 60 MONTH IO	11	2,049,585	0.62	186,326	7.0929	80.41	620	81.70	38.63
5/ 6 MONTH LIBOR -120 MONTH IO	5	1,380,000	0.42	276,000	7.9752	68.42	634	47.54	33.93
5/1 ARM 1 YR CMT	1	518,912	0.16	518,912	5.7500	69.33	637	0.00	0.00
BALLOON OTHER	4	1,751,747	0.53	437,937	7.7025	85.11	652	27.00	43.82
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY PREPAYMENT PENALTY TERM
Prepayment Penalty Term (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0	380	87,391,844	26.30	229,979	8.0201	79.44	612	54.01	40.58
12	65	17,963,657	5.41	276,364	7.4931	79.90	613	67.02	38.21
24	784	158,192,337	47.61	201,776	7.6784	79.38	608	56.16	39.98
36	306	68,335,081	20.57	223,317	7.0150	76.58	638	67.83	39.24
60	2	400,832	0.12	200,416	5.3395	74.13	633	100.00	32.53
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Initial Period Rate Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1.001 - 1.500	1	135,250	0.05	135,250	7.9300	94.98	615	100.00	43.65
1.501 - 2.000	1	235,319	0.08	235,319	4.8750	70.00	645	100.00	32.41
2.501 - 3.000	1344	281,575,701	97.26	209,506	7.7829	79.52	609	55.70	40.15
4.501 - 5.000	30	7,389,699	2.55	246,323	7.1409	74.77	629	54.43	39.14
5.501 - 6.000	2	184,298	0.06	92,149	8.7027	92.64	575	47.26	40.72
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Subsequent Period Rate Cap (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0.501 - 1.000	1,348	282,650,094	97.63	209,681	7.7740	79.37	609	55.62	40.18
1.001 - 1.500	4	1,366,122	0.47	341,530	6.9205	82.90	607	88.57	43.96
1.501 - 2.000	26	5,504,051	1.90	211,694	7.4996	80.54	636	52.69	35.83
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

DISTRIBUTION BY GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
Gross Margin (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 4.000	8	2,645,953	0.91	330,744	6.6658	76.15	644	15.15	38.13
4.001 - 4.500	2	558,643	0.19	279,322	5.3204	76.02	595	100.00	46.98
4.501 - 5.000	181	59,980,201	20.72	331,382	7.4026	79.86	623	33.39	41.17
5.001 - 5.500	521	110,295,501	38.10	211,700	7.4617	81.37	616	65.20	40.53
5.501 - 6.000	341	65,378,589	22.58	191,726	7.6897	79.30	605	59.07	39.79
6.001 - 6.500	108	16,956,858	5.86	157,008	7.9815	78.76	614	55.83	37.07
6.501 - 7.000	111	20,723,730	7.16	186,700	9.0209	75.80	573	58.71	38.81
7.001 - 7.500	83	10,278,574	3.55	123,838	10.5942	66.70	551	66.20	39.04
7.501 - 8.000	19	1,640,117	0.57	86,322	10.2356	74.18	555	58.16	39.75
8.001 - 8.500	2	588,699	0.20	294,350	8.6213	73.56	518	71.26	46.89
8.501 - 9.000	1	156,203	0.05	156,203	8.8500	55.52	540	0.00	34.58
9.001 - 9.500	1	317,200	0.11	317,200	10.3500	95.00	593	0.00	42.00
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

DISTRIBUTION BY MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Maximum Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
10.501 - 11.000	2	583,819	0.20	291,909	4.9496	75.93	619	100.00	42.67
11.001 - 11.500	9	2,606,798	0.90	289,644	5.3349	78.73	624	100.00	45.32
11.501 - 12.000	25	9,324,783	3.22	372,991	5.8849	77.76	626	75.92	41.90
12.001 - 12.500	80	25,310,232	8.74	316,378	6.3542	78.12	629	69.75	39.86
12.501 - 13.000	186	50,313,965	17.38	270,505	6.8163	78.64	625	67.43	40.72
13.001 - 13.500	192	50,381,212	17.40	262,402	7.2553	79.39	622	56.77	41.55
13.501 - 14.000	246	52,278,745	18.06	212,515	7.7785	80.44	611	48.32	40.59
14.001 - 14.500	165	34,046,423	11.76	206,342	8.2503	82.92	602	45.74	39.37
14.501 - 15.000	193	30,427,623	10.51	157,656	8.7663	81.57	599	35.92	38.28
15.001 - 15.500	78	10,445,988	3.61	133,923	9.2554	83.13	581	48.94	39.12
15.501 - 16.000	69	7,810,820	2.70	113,200	9.7576	83.36	577	54.95	33.99
16.001 - 16.500	35	3,883,075	1.34	110,945	10.2479	76.58	571	46.88	38.69
16.501 - 17.000	20	3,277,298	1.13	163,865	10.7401	67.40	536	69.68	43.17
17.001 - 17.500	20	2,577,897	0.89	128,895	11.3005	64.21	521	62.34	39.14
17.501 - 18.000	29	3,385,776	1.17	116,751	11.8135	60.02	522	72.04	37.95
18.001 - 18.500	21	2,043,491	0.71	97,309	12.2399	56.70	515	62.37	38.29
18.501 - 19.000	4	406,720	0.14	101,680	12.8291	61.69	511	57.48	42.03
19.001 - 19.500	2	266,002	0.09	133,001	13.2200	55.45	520	15.79	37.11
19.501 - 20.000	2	149,600	0.05	74,800	13.5600	55.00	515	0.00	38.34
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Minimum Mortgage Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
less than or equal to 4.000	8	2,645,953	0.91	330,744	6.6658	76.15	644	15.15	38.13
4.501 - 5.000	173	57,194,816	19.76	330,606	7.3896	79.65	622	32.93	41.47
5.001 - 5.500	504	106,862,326	36.91	212,028	7.4861	81.34	617	65.19	40.58
5.501 - 6.000	334	64,382,572	22.24	192,762	7.6896	79.50	607	60.02	39.73
6.001 - 6.500	115	18,271,883	6.31	158,886	7.8470	79.20	611	55.27	36.56
6.501 - 7.000	114	22,025,781	7.61	193,209	8.7314	75.41	571	62.07	39.88
7.001 - 7.500	85	11,301,958	3.90	132,964	10.1064	67.41	563	65.22	37.98
7.501 - 8.000	23	2,926,727	1.01	127,249	9.1738	78.58	593	40.62	40.40
8.001 - 8.500	8	2,003,793	0.69	250,474	8.6566	80.29	555	50.23	43.81
8.501 - 9.000	9	1,294,400	0.45	143,822	9.6063	80.33	609	12.16	32.74
9.001 - 9.500	2	373,167	0.13	186,583	10.2225	95.00	587	15.00	43.19
9.501 - 10.000	2	163,828	0.06	81,914	9.6726	89.46	541	100.00	30.48
10.501 - 11.000	1	73,063	0.03	73,063	10.5250	95.00	568	100.00	20.49
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
Next Rate Adjustment Date	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
May 2007	2	645,050	0.22	322,525	6.2885	95.00	629	100.00	33.57
June 2007	5	1,238,176	0.43	247,635	6.8277	85.60	616	72.74	45.63
July 2007	20	5,606,296	1.94	280,315	6.8309	83.23	608	79.70	44.81
August 2007	36	8,709,441	3.01	241,929	7.2601	80.21	593	52.16	38.75
September 2007	93	21,419,800	7.40	230,320	7.3188	82.66	610	63.62	37.32
October 2007	191	46,288,384	15.99	242,348	7.5316	81.46	608	58.52	39.86
November 2007	250	48,600,622	16.79	194,402	7.7705	80.19	608	60.45	39.86
December 2007	631	122,829,750	42.43	194,659	8.1160	77.43	608	48.74	40.94
April 2008	1	315,000	0.11	315,000	6.5000	89.74	597	0.00	33.38
July 2008	3	1,218,498	0.42	406,166	6.0694	79.38	625	27.49	44.62
August 2008	3	1,024,555	0.35	341,518	6.9440	78.96	661	0.00	36.62
September 2008	21	6,309,170	2.18	300,437	7.6889	84.73	623	45.11	39.38
October 2008	27	5,820,258	2.01	215,565	7.1564	81.70	632	85.52	35.90
November 2008	16	3,602,835	1.24	225,177	7.4132	80.12	603	89.99	42.60
December 2008	48	8,337,219	2.88	173,692	8.0244	76.39	596	62.58	39.62
May 2010	2	338,320	0.12	169,160	6.7004	80.00	595	100.00	47.21
July 2010	2	274,413	0.09	137,206	6.5953	83.97	619	100.00	29.58
August 2010	1	122,400	0.04	122,400	7.8750	80.00	588	100.00	38.75
September 2010	2	542,161	0.19	271,081	6.9716	74.13	631	22.72	49.10
October 2010	10	2,855,393	0.99	285,539	6.3884	76.58	645	49.04	44.86
November 2010	2	699,732	0.24	349,866	7.8890	92.17	642	44.09	31.71
December 2010	12	2,722,793	0.94	226,899	7.7787	67.03	613	59.53	34.80
Total:	1,378	289,520,267	100.00	210,102	7.7648	79.40	609	55.72	40.12

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

DISTRIBUTION BY INTEREST ONLY TERM
Interest Only Term (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
0	1,083	220,374,143	66.32	203,485	7.7942	78.13	611	56.82	39.12
24	234	56,459,420	16.99	241,280	7.1479	81.52	612	70.86	41.59
36	32	9,459,987	2.85	295,625	6.8867	79.58	626	66.76	39.90
60	11	2,049,585	0.62	186,326	7.0929	80.41	620	81.70	38.63
120	177	43,940,615	13.22	248,252	7.5281	78.72	641	49.19	41.53
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

DISTRIBUTION BY CREDIT LEVELS
Credit Level	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan	Wtd. Avg. DTI (%)
1	97	21,350,367	6.43	220,107	7.7068	77.76	588	72.69	37.44
1+	143	36,261,614	10.91	253,578	7.2482	79.60	612	54.37	39.66
1++	1084	240,692,171	72.44	222,041	7.4259	80.30	627	56.13	40.15
2	54	9,588,823	2.89	177,571	8.2196	72.88	562	81.34	38.38
3	55	7,994,303	2.41	145,351	8.8771	68.26	560	67.09	38.60
4	93	12,771,780	3.84	137,331	11.1497	61.34	530	82.44	40.92
N/A	11	3,624,693	1.09	329,518	6.8304	81.59	632	22.07	42.92
Total:	1,537	332,283,750	100.00	216,190	7.6190	78.84	615	58.63	39.88

Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D

Contacts
UBS Investment Bank
ABS Banking
Shahid Quraishi Managing Director	Tel: (212) 713-2728 shahid.quraishi@ubs.com
Paul Scialabba Executive Director	Tel: (212) 713-9832 paul.scialabba@ubs.com
Patrick Fitzsimonds Associate Director	Tel: (212) 713-6271 patrick.fitzsimonds@ubs.com
Michael Zentz Associate	Tel: (212) 713-6099 michael.zentz@ubs.com
Sharmeen Khan Analyst	Tel: (212) 713-6252 sharmeen.khan@ubs.com
Trading/Syndicate
Jack McCleary Executive Director	Tel: (212) 713-4330 jack.mccleary@ubs.com
Stuart Lippman Director	Tel: (212) 713-2946 stuart.lippmanimonds@ubs.com
Structure/Collateral
Michael Boyle Associate Director	Tel: (212) 713-4129 michael.boyle@ubs.com
Brian Kramer Collateral Analyst	Tel: (212) 7131040 brian.kramer@ubs.com

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